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                                                                      EXHIBIT 10

                                      LEASE

                                 BY AND BETWEEN

                                 FOA TAMPA LLC,

                                   AS LANDLORD

                                       AND

                       COMPREHENSIVE BEHAVIORAL CARE, INC.

                                    AS TENANT


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                                TABLE OF CONTENTS

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
1.       DEFINITIONS.....................................................................................................1
2.       TERM............................................................................................................3
3.       BASE RENT.......................................................................................................3
4.       ADDITIONAL RENT.................................................................................................4
5.       APPROVED PLANS/LANDLORD'S WORK/COMMENCEMENT DATE................................................................7
6.       USE OF PREMISES.................................................................................................9
7.       CONDITION OF PREMISES...........................................................................................9
8.       SERVICES, INTERRUPTION, UTILITIES...............................................................................9
9.       REPAIRS........................................................................................................11
10.      ADDITIONS AND ALTERATIONS; SECURITY AGREEMENT; HOME-STEAD WAIVER...............................................12
11.      COVENANT AGAINST LIENS.........................................................................................13
12.      INSURANCE......................................................................................................13
13.      FIRE OR CASUALTY...............................................................................................14
14.      WAIVER OF CLAIMS/INDEMNIFICATION...............................................................................15
15.      NONWAIVER......................................................................................................16
16.      CONDEMNATION...................................................................................................16
17.      ASSIGNMENT AND SUBLETTING......................................................................................16
18.      SURRENDER OF POSSESSION........................................................................................18
19.      HOLDING OVER...................................................................................................18
20.      ESTOPPEL CERTIFICATE...........................................................................................18
21.      SUBORDINATION/FINANCIAL STATEMENTS.............................................................................18
22.      CERTAIN RIGHTS RESERVED BY LANDLORD............................................................................19
23.      RULES AND REGULATIONS..........................................................................................20
24.      DEFAULT/LANDLORD'S REMEDIES....................................................................................20
25.      EXPENSES OF ENFORCEMENT........................................................................................21
26.      COVENANT OF QUIET ENJOYMENT....................................................................................21
27.      SECURITY DEPOSIT...............................................................................................21
28.      REAL ESTATE BROKER.............................................................................................22
29.      HAZARDOUS WASTE................................................................................................22
30.      INTENTIONALLY OMITTED..........................................................................................23
31.      MISCELLANEOUS..................................................................................................23
32.      NOTICES........................................................................................................24
33.      LIMITATION ON LANDLORD'S LIABILITY.............................................................................25
34.      PARKING........................................................................................................25
35.      ADDITIONAL TENANT COSTS........................................................................................25
36.      GUARANTY.......................................................................................................26
37.      EFFECTIVE DATE.................................................................................................26
38.      RADON..........................................................................................................26
39.      RIGHT OF FIRST OFFER...........................................................................................26
40.      RENEWAL OPTION.................................................................................................28
41.      MONUMENT SIGN RIGHT............................................................................................29
42.      COMPUTER ROOM EQUIPMENT........................................................................................29

EXHIBIT A                  PLAN OF PREMISES..................................................... A-1
EXHIBIT A-1                LAND LEGAL DESCRIPTION............................................... A-1-1
EXHIBIT A-2                APPROVED PLANS....................................................... A-2-1
EXHIBIT B                  BASIC LEASE TERMS.................................................... B-1
EXHIBIT B-1                USE AND OPERATION.................................................... B-1-1
EXHIBIT C                  RULES AND REGULATIONS................................................ C-1
EXHIBIT D                  GUARANTY............................................................. D-1
SCHEDULE 1                 CERTIFICATION AS TO COMMENCEMENT DATE................................ S-1


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                                      LEASE

         THIS AGREEMENT OF LEASE made as of this day of _______, 2001 (hereinafter referred to as the "LEASE") between FOA TAMPA LLC, having an office c/o Alliance Commercial Partners, L.L.C., 165 South Union Boulevard, Suite 510, Lakewood, Colorado 80228, (hereinafter referred to as "LANDLORD") and COMPREHENSIVE BEHAVIORAL CARE, INC., whose present address is 4200 West Cypress Street, Suite 300, Tampa, Florida 33607 (hereinafter referred to as "TENANT").

                              W I T N E S S E T H:

         Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord the premises (hereinafter referred to as the "PREMISES" or the "DEMISED PREMISES") designated on the plan attached hereto as EXHIBIT A and made a part hereof and described on EXHIBIT B attached hereto and made a part hereof in the building identified as Building 219 (hereinafter referred to as the "BUILDING") located at 200 South Hoover Boulevard in Tampa, Florida. The Building is in a center (the "CENTER") now known as "Mariner Square" (which name may be changed at any time, or from time to time, by Landlord, in Landlord's sole discretion) and more particularly described in EXHIBIT A-1 attached hereto (hereinafter referred to as the "LAND"), subject to the covenants, terms, provisions and conditions of this Lease.

         In consideration thereof, Landlord and Tenant covenant and agree as follows:

         1. DEFINITIONS. As used in this Lease, the terms:

                  A. "CALENDAR YEAR" shall mean any twelve month period, January through December, which contains any part of the Term of this Lease.

                  B. "LEASE YEAR" means each calendar year, or portion thereof, occurring during the Term of this Lease.

                  C. "NORMAL BUSINESS HOURS" shall mean 8:00 A.M. to 6:00 P.M. Monday through Friday, 8:00 A.M. to 12 noon on Saturday, excluding all national, state and local holidays.

                  D. "TENANT'S PROPORTIONATE SHARE" shall be the percentage set forth on EXHIBIT B, which percentage has been conclusively agreed upon by the parties notwithstanding actual measurements. Landlord and Tenant acknowledge that Tenant's Proportionate Share (as shown on EXHIBIT B attached to this Lease) has been obtained by taking the rentable square footage within the Premises and dividing such number by the total rentable square footage of the Center, which the parties have conclusively determined to be the percentage set forth on EXHIBIT B with respect to calculations made pursuant to this Lease; provided, however, in the event the total rentable square footage for the Center is decreased during the Term due to sale or transfer by Landlord of a portion of its interest in the Center and/or is decreased for any other reason whatsoever then, in any such event, Tenant's Proportionate Share shall likewise automatically be simultaneously increased to reflect such change. Landlord represents that in the calculation of Tenant's Proportionate Share, Landlord has relied upon a report, prepared by Measure America, setting forth calculations of the rentable floor area of the Building, Center and Premises, which report states that it was made in accordance with BOMA-ANSI 205.1 1996 standards.

                  E. "TAXES" shall mean all real estate taxes and assessments, special or otherwise, imposed, levied or assessed upon or with respect to the Land or the Center. Should the State of Florida, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Land or the Center, (1) impose a tax, assessment, charge or fee (or increase a then existing tax, assessment, charge or fee) which Landlord shall be required to pay, either by way of substitution for such real estate taxes or ad valorem personal property taxes or in addition to such real estate taxes and ad valorem personal property taxes, or (2) impose an income or franchise tax or a tax on rents in substitution, in whole or in part, for such real estate taxes or in lieu of any increase in such taxes, such taxes, assessments, fees, charges, income, franchise or rent tax shall be deemed to constitute Taxes hereunder. "Taxes" shall be calculated and determined without regard to any abatements, credits, incentives or similar items which may from time to time be applicable



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to, or be received in connection with, the status of (or contribution or benefit made by or given to) a particular tenant (or tenants) located at all, or any part, of the Land and/or the Center. Except as provided above, Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be equal to the greater of either the amount actually paid or the amount of the installment (plus any interest payable thereon) of such special assessment which would have been required to have been paid during such year if the Landlord had elected to have such special assessment paid over the maximum period of time permitted by law. Except as provided in the preceding two sentences, all references to Taxes "for" a particular year shall be deemed to refer to Taxes levied, assessed or otherwise imposed for such year without regard to when such taxes are payable.

                  F. "RENTABLE AREA" shall be deemed to equal the rentable square feet shown on EXHIBIT B

                  G. "TAX YEAR" shall mean any period designated by the applicable taxing authorities for the imposition of Taxes which contains any part of the Term of this Lease.

                  H. "COMMON AREAS" (as initially constructed, or as the same may be enlarged, reduced or constructed at any time thereafter, all in Landlord's sole discretion, provided, however, Landlord may not perform, permit or cause any such enlargement, reduction or construction to the Common Areas if the same, once completed, will reduce the number of parking spaces available to Tenant below the number of parking spaces required pursuant to Section 34 and Exhibit "B" of this Lease, or will result in Tenant and its employees no longer having a reasonably convenient and sufficient method of access to the Building, the Center and the Premises) shall mean all areas, space, facilities, equipment, signs and special services from time to time made available by Landlord for the common and joint use and benefit of Landlord, Tenant and/or other tenants and occupants of the Center, and their respective employees, agents, permitted subtenants, licensees, customers and invitees, whether on the property of the Center or off-site, which shall include, without limitation, (but shall not be deemed a representation as to the present or future existence or availability), sidewalks, entrance areas, parking facilities, areas or garages, walkways, drainage facilities, landscaped areas, truck serviceways, loading docks, pedestrian malls (enclosed or open), courts, stairs, ramps, elevators, escalators, comfort and first aid stations, public washrooms, community halls or auditorium and parcel pick-up stations.

                  I. "OPERATING EXPENSES" shall mean the total cost and expense of whatever kind or nature incurred in operating, managing, securing, insuring, maintaining, cleaning, equipping, repairing, modifying, improving and replacing the "Common Areas" (as defined above), and the Center, and all improvements, portions and components thereof, including without limitation, all personal property taxes and other charges incurred in connection with any of the foregoing; the cost of all utilities (to the extent Landlord is not otherwise reimbursed directly for such service from another tenant(s)); the cost of personnel, whether full or part time, to implement all or any of the foregoing, whether on-site or off-site, including, without limitation, management and administrative employees and security and maintenance personnel for the Common Areas; audit and other professional fees incurred in connection with the foregoing; general and administrative costs; all applicable overhead and management fees and costs; depreciation of all depreciable items included in the Common Areas and the Center; and capital expenditures (whether for capital improvements, equipment or devices) (i) incurred by Landlord in order to comply with any laws, rules, regulations or requirements of any governmental or quasi-governmental authority having jurisdiction, regardless of when enacted, in which case the cost of such capital expenditure shall be amortized on a straight-line basis over the useful life of such improvement in accordance with generally accepted accounting principles consistently applied ("GAAP"), with only the amortized cost attributable to each calendar year, as applicable (plus interest thereon calculated at an annual rate of three (3) percentage points above the "prime rate" announced by Citibank, N.A. in New York, New York or, if not available, then other comparable institution chosen by Landlord), being included as Operating Expenses in any calendar year, and/or (ii) which under generally applied real estate practice(s) are expensed or regarded as deferred expenses (i.e., it being understood that Landlord may expense an item if it would be less expensive to replace such item than to repair it) in which case


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the cost of such capital expenditure (plus interest thereon) shall be amortized and paid in the same manner as discussed in subparagraph (i) directly above), and/or (iii) which replaces a service Landlord provides hereunder or improves the operating efficiency of the Center and, in either case, results in a reduction or replacement of Operating Expenses that would otherwise have been incurred in a year for which the Operating Expenses are being calculated in an amount at least as great as the amount of the capital Expenditure cost (not including interest thereon) which are being included in such year (which costs may be amortized over the shorter of the useful life or the period over which the labor, service or energy saving (or efficiency) costs equal the improvement cost, plus interest thereon calculated in the same manner as discussed in subparagraph (i) directly above.) (If a capital item falls, or may fall, under item (i), (ii) and/or (iii) above, Landlord's determination as to how to apply such expense shall be binding upon the parties). Landlord may cause any or all of said services to be provided by a contractor or contractors, whether or not affiliated with Landlord, the cost of which shall be included in Operating Expenses. The referencing of any items above shall not, however, ever be deemed to mean that any such items are, or will be, actually provided to, or are available at, the Center (with Landlord, in its sole and absolute discretion, reserving whether or not to provide any such service or item). In determining the amount of Operating Expenses for any calendar year, (i) if less than ninety five percent (95%) of the Center shall have been occupied by tenants and fully used by them, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization been made during the entire period or (ii) if Landlord is not furnishing particular work or services (the cost of which, if furnished by Landlord, would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred by Landlord during such period had Landlord furnished such work or service to such tenant.

         2. TERM. The term of this Lease (hereinafter referred to as "TERM") shall be for the period stated in EXHIBIT B attached hereto, commencing on the "Commencement Date" as established by EXHIBIT B and ending at noon on the last day of the month in which the "Termination Date" as established by EXHIBIT B occurs, unless sooner terminated or extended as provided herein or pursuant to law (i.e., if the Term commences on a day other than the first day of a month, then the Term shall be extended for such fractional month). If Landlord is unable to give possession of the Demised Premises on the date of the commencement of the Term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the Term of this Lease, but the Rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the Landlord is able to deliver possession in the condition required by this Lease. Landlord represents and warrants that, as of the date hereof, the Demised Premises is free of any tenant (whether such tenancy is at right or at sufferance) or occupant nor, to Landlord's knowledge, has any party asserted a claim of right to occupancy of the Demised Premises. If permission is given to Tenant to enter into the possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the commencement of the Term of this Lease (with Tenant acknowledging that it may not occupy the Premises until it receives Landlord's consent), Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease except the obligation to pay the Rent set forth herein.

         3. BASE RENT. Tenant shall pay to Landlord at the office of Landlord set forth above, or at such other place as Landlord may from time to time designate in writing, the annual sum stated in EXHIBIT B attached hereto (such annual sum being hereinafter referred to as "BASE RENT") in equal monthly installments, each in advance on or before the first (1st) day of each and every calendar month during the Term, without any set-off or deduction whatsoever. Notwithstanding the foregoing, the annual Base Rent shall be increased in the amounts and at the times set forth on EXHIBIT B and the monthly installments of Base Rent shall be increased accordingly. If the Term commences other than on the first (1st) day of a calendar month or ends other than on the last day of the calendar month, the Base Rent for such month shall be prorated (with payment for the fractional month at the start of the Term being due on the date the Term commences in a pro rated amount equal to the sum set forth for month one (1) and with month one (1) as provided in EXHIBIT B referring to the first full month). Tenant hereby delivers to Landlord the Prepaid Base Rent (as defined in EXHIBIT B attached hereto) to be held by Landlord and applied towards the fourth, sixth and eighth installments of Base Rent payable under this Lease (except as otherwise provided in EXHIBIT B). If any payment or installment of "Rent" (as defined below) shall not be received by Landlord within five (5) days of the date due then, in addition to all other rights and remedies to which Landlord is entitled, Tenant shall also be responsible for and shall immediately pay Landlord, as Additional Rent, a service charge equal to the greater of (i) a sum



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equal to two percent (2%) of the amount which is past due or (ii) seventy five dollars ($75.00), for the administrative expenses Landlord incurs as a result of the late payment, provided, however, so long as Tenant is not then in default under the terms of this Lease, Landlord shall not impose such service charge if:
(a) Tenant actually pays the full amount of such installment of Base Rent within five (5) days of the date that Landlord sends Tenant a notice of the delinquent payment; and (b) at no time during the 12 calendar months preceding the calendar month in which the installment of Base Rent was due has Tenant failed to pay any amount due to Landlord within five (5) days of the date such payment was due. Nothing contained in the preceding sentence is intended to be, or may be deemed to constitute, a waiver of any right or remedy available to Landlord (other than the imposition of a service charge) on account of Tenant's failure to pay the Base Rent when due. In addition to Base Rent, Tenant also agrees to pay to Landlord on the first day of each calendar month (and together with each such payment) a sum equal to any sales tax, use tax, tax on rentals, and any other governmental charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the Demised Premises and/or upon the amount of "Rent" (as defined below) collected therefor. In addition, Tenant agrees to be fully responsible for the payment of documentary stamps, if any, due pursuant to this Lease. Tenant shall also be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Demised Premises by Tenant.

         4. ADDITIONAL RENT. In addition to paying the Base Rent specified in
Section 3 hereof, Tenant shall pay as "Additional Rent" the amounts described in this Section 4. The Base Rent and Additional Rent are sometimes hereinafter collectively referred to as the "RENT."

                  A. Tax Amount - Beginning with the expiration of the "Tax Base Period" (as defined below) and continuing throughout the remainder of the Term, Tenant shall pay to Landlord, as Additional Rent, an amount ("TAX AMOUNT") equal to Tenant's Proportionate Share of the Taxes for each Tax Year in excess of the Taxes (the "TAX BASE") for the calendar year identified on EXHIBIT "B" attached hereto (the "TAX BASE PERIOD"). In addition, if the day following the expiration of the Tax Base Period is not the first day of the first whole Tax Year occurring during the Term, then (without otherwise affecting the Tax Amount payable during such first Tax Year) the Tax Amount payable by Tenant for such period occurring until the start of such first Tax Year shall be an additional amount equal to the Tax Amount due during such first Tax Year prorated (to account for such partial period) on the basis by which the number of days actually occurring during such partial period until the start of such first Tax Year bears to 365. Likewise, if this Lease expires or is terminated on a day other than the last day of a Tax Year, then the Tax Amount payable by Tenant during the year in which this Lease expires or is terminated shall also be prorated (to account for such partial period) on the basis by which the number of days of the Term (including the date on which the Lease expires or is terminated) falling within such Tax Year bears to 365. The Tax Amount for each Tax Year (or partial period, as discussed above) shall be paid in monthly estimated installments during such Tax Year (or partial period, as discussed above) on the first day of every month, in advance, or as may otherwise be directed by Landlord, without notice, demand, offset or abatement, as indicated below. The amount of the estimated monthly installments shall be estimated and adjusted from time to time by Landlord by written notice to Tenant. Upon receipt by Landlord of bills for Taxes for a Tax Year, Landlord shall furnish Tenant with a written statement of the total estimated installments paid by Tenant for such Tax Year and the actual Tax Amount for such Tax Year (the "RECONCILIATION TAX NOTICE"). Tenant shall pay any deficiency as shown on such statement to Landlord within fifteen (15) days after delivery of such statement. Any excess payment by Tenant shown on such statement shall be credited against payments next due from Tenant or, if no such payments are next due, such excess payment shall be refunded to Tenant. Also, in addition to all Base Rent and Additional Rent payable pursuant to this Lease, Tenant shall also pay to Landlord, as Additional Rent, within fifteen (15) days after Landlord delivers a statement therefor to Tenant, Tenant's Proportionate Share of all commercially reasonable fees and costs (including without limitation the fees and all disbursements of attorneys, third party consultants, experts and others) incurred by Landlord in seeking to obtain a reduction or a limit on the increase in any Taxes, regardless of whether any reduction or limitation is obtained.

                  B. Electricity Amount - Tenant acknowledges that its cost for electricity utilized at the Premises ("ELECTRICITY AMOUNT") is already included



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as part of the "Operating Expense Amount" (as discussed below) (except as provided for herein). Landlord shall furnish to Tenant, through transmission facilities installed in the Center, alternating electric current to be used by the Tenant in, or in connection with, ordinary lighting and the operation of light office equipment and the usual small business machines as is normally used in connection with the operation of a business office, including Xerox or other copying machines, desktop personal computers (with such lighting and equipment being hereinafter called "ORDINARY EQUIPMENT") used during Normal Business Hours, and based upon an assumption that Landlord is providing an average connected load not to exceed 4-1/2 watts of electricity for all purposes per rentable square foot located within the Demised Premises. Landlord may furnish and install all lighting tubes, ballasts, lamps and bulbs used in the Demised Premises and Tenant shall pay, promptly upon demand, Landlord's reasonable charges therefor.

         Landlord shall not be liable to Tenant (or to any other party) for any loss or damage or expense which Tenant (or any other party) may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's (or any other parties') requirements. Tenant covenants and agrees that (a) its use of electric current, including the use of electricity in connection with the operation of Ordinary Equipment (or any other equipment) shall never exceed the capacity of any of the electrical conductors, feeders and/or equipment to, or at, the Center and/or the risers or wiring thereof, and (b) neither any Ordinary Equipment, nor any other equipment, will ever be utilized at the Demised Premises if such use (or manner of use) will violate any applicable law or insurance regulation. Tenant shall not make or perform, or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the Demised Premises or the Center, nor shall Tenant connect any electrical equipment to the Center's electric distribution system (other than Ordinary Equipment) without, in any such event, first obtaining Landlord's prior written consent. As a condition to granting any such consent, Landlord may require that Tenant agree to an increase in the Electricity Amount by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, that is, the potential additional electric current to be made available to Tenant. If Landlord and Tenant cannot agree thereon, such amount shall be determined by a reputable independent electrical engineer or consultant, to be selected by Landlord and paid equally by both parties. The findings of the consultant or engineer in all such instances shall be conclusive upon the parties. When the amount of such increase is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect the increase in the amount of the Electricity Amount, effective from the date such additional service is made available to Tenant, but such increase shall be effective from such date even if such supplementary agreement is not executed. Any riser (or risers) and/or any other equipment to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant to the extent such cost and expenses are commercially reasonable (and payable to Landlord by Tenant upon demand) if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Center or Demised Premises, or cause or create a dangerous or hazardous condition, or entail excessive or unreasonable alterations, repairs or expense, or interfere with or disturb other tenants or occupants. In addition to the installation of such riser (or risers), Landlord may also, at the sole cost and expense of Tenant, to the extent such cost and expenses are commercially reasonable (which costs shall be payable to Landlord by Tenant upon demand), install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions.

         In addition, the Electricity Amount is based upon Landlord's assumption that Tenant will use electrical energy only during Normal Business Hours in connection with Ordinary Equipment at the Demised Premises and based upon an assumption that Landlord is providing an average connected load not to exceed 4-1/2 watts of electricity for all purposes per rentable square foot located within the Demised Premises. Accordingly, any installation and/or use of equipment other than Ordinary Equipment, and/or any connected load and/or energy usage by Tenant or any other party in excess of the foregoing, and/or any electrical usage consumed at or benefiting in any way the Demised Premises in connection with equipment other than Ordinary Equipment, shall result in the Electricity Amount being equitably adjusted to reflect the resulting increase in such use. Landlord shall furnish a statement of Landlord's determination as to the amount of the adjustment, and the same shall become binding upon the parties unless, within fifteen (15) days, Tenant notifies Landlord in writing that it




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disputes the amount of such adjustment, in which event the parties shall in good faith make reasonable attempts to come to agreement and, if Landlord and Tenant cannot agree thereon, the amount of such adjustment shall be determined by an independent electrical engineer or consultant selected by Landlord. Tenant shall permit such consultant to have access to the Demised Premises and Tenant's electrical facilities for the foregoing purpose at all times (and Tenant shall cooperate with such consultant or engineer and shall promptly provide copies of records, purchase orders and the like as such consultant shall request to aid in such determination). The fee of such consultant or engineer shall be paid by Tenant, unless such consultant or engineer finds that Tenant's use does not justify an increase in the Electricity Amount, in which case the fee shall be paid by Landlord. The findings of the consultant or engineer shall be binding and conclusive upon the parties. When the amount of such adjustment is so determined, Landlord and Tenant shall execute a supplementary agreement to reflect such adjustment, which shall be effective from the date of the increase of such usage as determined by such electrical consultant and be made retroactively, if necessary. Any adjustment shall be effective even if such supplementary agreement is not executed and delivered. Pending the determination of the adjustment, Tenant shall pay to Landlord the amount of such adjustment as specified in Landlord's statement.

         Landlord reserves the right, at any time upon thirty (30) days' written notice, to change its method of furnishing of electricity to Tenant to a submetering basis (whereby Tenant shall then reimburse Landlord in accordance with the rules established by Landlord for its costs, charges and expenses as reflected on said submeter(s) in lieu of the Electricity Amount (which amount shall thereafter be excluded from Operating Expenses) otherwise payable pursuant to this subparagraph), or vice versa, or to change to the distribution of less than all the components of the existing service to Tenant. Landlord also reserves the right to terminate the furnishing of electricity on any basis, at any time, upon thirty (30) days' written notice to Tenant, in which event Tenant may make application directly to the public utility and/or other providers for Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized load. Any meters, risers or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Tenant to obtain electric current directly from such utility and/or other providers shall be installed at Tenant's sole cost and expense. Only rigid conduit or electricity metal tubing
(EMT) will be allowed. Landlord, upon the expiration of said thirty (30) days' written notice to Tenant, may discontinue furnishing the electric current, but this Lease shall otherwise remain in full force and effect.

                  C. Operating Expense Payment - Beginning with the expiration of the "Operating Expense Base Period" (as defined below) and continuing throughout the remainder of the Term, Tenant shall also pay Landlord, as Additional Rent, an amount (the "OPERATING EXPENSE AMOUNT") equal to Tenant's Proportionate Share of the Operating Expenses for each calendar year, and partial calendar year, in excess of the Operating Expenses (the "OPERATING EXPENSE BASE") for the calendar year identified on EXHIBIT "B" attached hereto. (the "OPERATING EXPENSE BASE PERIOD"). Notwithstanding anything to the contrary contained above, the amount of Controllable Operating Expense (herein defined) included in determining the Operating Expense Amount for each calendar year after the Base Operating Expense Period during the Primary Term, but specifically excluding the Renewal Term (as both such terms are defined below) may not exceed the COE Cap (herein defined) for such calendar year. As used above, the "COE CAP" for each calendar year shall be determined as follows: (i) for the first calendar year after the Operating Expense Base Period, the COE Cap shall be an amount equal to 1.06 (i.e. 106%) multiplied by the Operating Expense Base; and (ii) for each subsequent calendar year, the COE Cap shall be an amount equal to 1.06 multiplied by the COE Cap for the immediately preceding calendar year. As used above, "CONTROLLABLE OPERATING EXPENSES" shall mean all Operating Expenses other than: insurance premiums, cost of utilities (including electricity), costs to provide security services, union costs and costs to comply with changes in applicable law and/or insurance regulations. Tenant's payment of the Operating Expense Amount for each full calendar year and partial calendar year shall be paid in monthly installments on the first day of each calendar month, in advance, without notice, demand, offset or abatement, in an amount estimated by Landlord from time to time. Landlord shall have the right, at any time and from time to time during each calendar year, by notice to Tenant, to change said estimate based on changed circumstances, additional facts previously unknown to Landlord or for any other reason. Subsequent to the end of each full calendar year, or partial calendar year (as applicable), Landlord shall notify (the "RECONCILIATION OPERATING EXPENSE NOTICE") Tenant of Tenant's actual Operating Expense Amount for such full calendar year or partial calendar year. If the payment made by Tenant pursuant to this paragraph for any full or partial calendar year shall be less than the actual amount due from Tenant for



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


such year as determined by the foregoing formula and as shown on such notice, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, within fifteen (15) days after receipt of such notice. If the total Operating Expense Amount paid by Tenant for any full or partial calendar year shall exceed the actual amount due from Tenant for such full or partial calendar year, and provided Tenant is not otherwise in default under this Lease, such excess shall be credited against the next payment for Operating Expenses due from Tenant to Landlord pursuant to this paragraph. If the day following the expiration of the Operating Expense Base Period is a day other than the first day of the calendar year, or if the Term shall end on a day other than the last day of the calendar year, then Tenant's Operating Expense Amount for such partial year shall be billed and adjusted on the basis of such fraction of a calendar year, provided that the amount which Tenant shall owe shall be the total Operating Expenses as aforesaid for the full period for which such year-end calculation is made, pro-rated for that portion of the Term which occurs during such full period (but without regard to the actual expenditures incurred during such actual pro-rated period). Landlord's failure to ever request or require the payment by Tenant of any sums pursuant to this provision, or otherwise fail to deliver any notice to Tenant pursuant to this provision, shall never operate as a waiver against Landlord, and such sums shall continue to be owed by Tenant until paid. The terms of this provision shall expressly survive the termination or expiration of this Lease.

                  D. Miscellaneous - All amounts due under this Section as Additional Rent shall be payable in the manner and at such place as Base Rent provided for in Section 3 hereof (except as otherwise indicated above). Tenant agrees that the Tax Amount, the Electricity Amount and the Operating Expense Amount, as applicable, from time to time computed by Landlord shall be final and binding for all purposes unless, within sixty (60) days after Landlord sends the applicable Reconciliation Tax Notice, or the Reconciliation Operating Expense Notice, as applicable, Landlord receives from Tenant written notice (i) disputing the accuracy of specific matters included in such notices (such amounts the "DISPUTED AMOUNT"), (ii) designating an attorney or accountant, reasonably acceptable to Landlord, and appointed by Tenant ("TENANT'S REPRESENTATIVE"), at Tenant's sole cost and expense, to review the accuracy of the Disputed Amount with Landlord and/or its designated representatives and
(iii) confirming that, other than the Disputed Amount, the Tax Amount, Electricity Amount and Operating Expense Amount set forth on all notices previously delivered by Landlord shall not be subject to adjustment, and agreeing to pay upon demand all of Landlord's costs and expenses in connection with such review, including without limitation all attorneys', fees and accountants' fees, unless as a result thereof, the Disputed Amount is demonstrated to reflect an error in excess of four percent (4%) of the total amount actually due from Tenant as Additional Rent during the calendar year in question. Landlord shall, upon reasonable prior notice and during regular business hours provide Tenant's Representative with access, at the main business office of Landlord or its managing agent, to its books and records to the extent relating to the Disputed Amount, provided, however, Landlord reserves the right to have its agents present during such review. Tenant agrees that it may not engage an accountant or attorney that will be compensated based upon a percentage of reduction realized. Landlord hereby agrees, in the event Landlord timely and properly receives such notice from Tenant, to cooperate in completing such review and refunding any portion of the Disputed Amount (to the extent Tenant is not then in default under this Lease) which exceeds the amount actually due from Tenant. Pending the determination of the Disputed Amount, Tenant shall pay the Tax Amount, the Electricity Amount and the Operating Expense Amount in accordance with the applicable notice prepared by Landlord, without prejudice to Tenant's position. Without limitation on other obligations of Tenant which shall survive the expiration of the Term, Tenant's obligation to pay the Additional Rent provided for in this Section 4 accrued but not paid for periods prior to the expiration or termination date of the Term shall survive such expiration or termination.

         5. APPROVED PLANS/LANDLORD'S WORK/COMMENCEMENT DATE. Attached to this Lease as EXHIBIT "A-2" is the approved plan (the "APPROVED PLANS") setting forth in detail the nature of the work and those specifications for the standard improvements and finishes to be utilized by Landlord in connection with the "Landlord's Work" (as defined below). The parties expressly acknowledge that Landlord may, as Landlord deems appropriate but without being required to do so, make whatever changes to the Approved Plans in connection with the performance of the Landlord's Work in order to satisfy any and all laws, rules and ordinances and/or to account for any structural or mechanical elements present in the Center (including, without limitation, the Demised Premises) and/or any other modifications desired by Landlord which do not otherwise materially alter the Approved Plans. Landlord shall provide Tenant with a notice of any material structural changes to the Approved Plans made on the authority of the preceding sentence and, if any such changes will result in a material change in the



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


configuration of the Premises from the configuration provided for in the Approved Plans, Tenant shall have the opportunity to review and approve such changes, (such approval not to be unreasonably conditioned, withheld or delayed, (and any resulting delay from Tenant's review shall be a Tenant Delay (herein defined). Landlord agrees to perform work (the "LANDLORD'S WORK") in the Demised Premises in substantial accordance with the Approved Plans (subject to changes which Landlord may, in its sole discretion, make from time to time, as discussed above) and in accordance with a time schedule and phases as determined by Landlord (and, in this regard, Tenant hereby acknowledges that Tenant has requested Landlord to allow Tenant access to the Demised Premises prior to Landlord's completion of Landlord's Work and, therefore, Tenant fully understands and is aware that, in doing so, the completion of Landlord's Work may be altered as a result and Tenant may experience interference with its normal business operation, and Tenant hereby understands and accepts the same). Tenant hereby acknowledges and agrees that, except solely for the Landlord's Work, Landlord is not responsible for any other construction or alterations to the Demised Premises or otherwise and, in this regard, except for the Landlord's Work, Tenant is otherwise taking the Demised Premises in "AS IS" condition.

                  Upon substantial completion of the Landlord's Work (except for "punch-list" items), Landlord shall notify Tenant and, upon the giving of such notice, it shall be conclusively presumed that the Landlord's Work is in satisfactory condition in all respects and has been accepted by Tenant in "AS IS" condition (except for "punch-list" items to which Tenant has given written notice to Landlord within five (5) days after Landlord notifies Tenant of substantial completion of the Landlord's Work). As used herein, the Landlord's Work shall be deemed "SUBSTANTIALLY COMPLETED" on the earlier of: (i) the date that Landlord has completed the Landlord's Work substantially in accordance with the Approved Plans, as the same may be modified or altered from time to time by Landlord, as discussed above (subject to punchlist items which remain to be performed, which punchlist items will not materially and adversely interfere with the use of the Demised Premises); and (ii) the date on which Landlord's Work would have been substantially completed but for "Tenant Delay". As used herein, the term "TENANT DELAY" shall mean any delay caused in whole or material part by Tenant or any of Tenant's employees, officers, licensees, contractors, or any other party under Tenant's control (individually or collectively, the "TENANT PARTIES"): (a) the performance by Landlord, at Tenant's request, work not expressly and originally specified in the Approved Plans or in a manner inconsistent with the Approved Plans and/or (b) requesting Landlord to provide any build-out or finish in the Demised Premises, or otherwise, (and/or the performance or providing of any such build-out or finish by Landlord) in excess of or different from the improvements or finishes described in the Approved Plans, and/or (c) ordering or causing the stoppage or slow down of the performance of the Landlord's Work for any reason, and/or (d) interfering with Landlord's performance of the Landlord's Work, and/or (e) failing to fully comply with any of the terms set forth in this Lease, and/or (f) failing to timely pay Landlord the "Reimbursement Costs" (as defined below) whereby Landlord then does not start, or ceases, the Landlord's Work. Nothing contained in the foregoing is intended to constitute an obligation or agreement by Landlord to perform any Work in excess of, or in a manner inconsistent with, the Approved Plans and Landlord shall have no such obligation.

                  The Commencement Date of this Lease shall be the later of March 15, 2001 and date on which Landlord's Work is, or is deemed to be, substantially completed. Once the Commencement Date is established and/or occurs, Tenant shall execute an instrument upon demand confirming such date, if so desired by Landlord, which instrument shall be consistent with the form set forth as SCHEDULE "1" attached to this Lease. In the event that the Commencement Date has not occurred on or prior to May 2, 2001 as a result of Landlord's failure to substantially complete Landlord's Work (other than as a result of Tenant Delays) by such date, the Base Rent Abatement (as defined on EXHIBIT "B") shall be extended for one day for each day after May 2, 2001 through and including the date that Landlord's Work is, or is deemed to be, substantially completed. The provisions of SECTION 31(N) of this Lease shall not apply to extend the dates set forth in the preceding sentence.

                  Tenant hereby acknowledges and agrees that Landlord shall be responsible for a maximum allowance not to exceed One Hundred Sixty Thousand Two Hundred Sixty And No/100 Dollars ($160,260.00) (the "ALLOWANCE") for costs and expenses incurred in connection with or associated in any manner with construction, installation and/or performance of Landlord's Work (collectively, the "REIMBURSEMENT WORK"), which costs and expenses include, but shall not be limited to, the fees and expenses incurred in preparing or modifying Tenant's space plan (if applicable), the Approved Plans, the cost of all labor and materials involved therewith, all permitting costs and expenses, obtaining any required building and other permits and approvals and the certificate of occupancy (if applicable), all hard and soft costs, all costs and expenses incurred in obtaining and reviewing the construction bids (if any), consulting fees, construction management services, and architectural and engineering services. In the event the cost of the Reimbursement Work exceeds the Allowance, Tenant hereby acknowledges and agrees that Tenant is and shall remain responsible for 100% of all costs and expenses (the "REIMBURSEMENT COSTS") in excess of the Allowance incurred by Landlord for the Reimbursement Work, which will be payable by Tenant in good and immediately available U.S. funds as follows. In this regard, if Tenant is responsible for Reimbursement Costs, Landlord shall submit to Tenant, at one time or from time to time (including, without limitation, prior to Landlord commencing Landlord's Work if so desired by Landlord), either a bill or invoice prepared by Landlord demanding payment of the Reimbursement Costs and showing the amount of the Reimbursement Costs and/or invoices and/or draw requests issued by the applicable contractor(s), supplier(s) and/or materialmen, (individually or collectively, the "BILL(S) OR INVOICE(S)") for the Reimbursement Work. Within five (5) days after Landlord delivers the applicable Bill(s) or Invoice(s) to Tenant, Tenant shall pay to Landlord, and from time to time as subsequent Bill(s) or Invoice(s) are delivered to Tenant, as applicable, as additional rent, a sum equal to the amounts evidenced or requested by such Bill(s) or Invoice(s) in excess of the Allowance, until the entire Reimbursement Costs have been paid in full to Landlord by Tenant.

                  If all or any portion of the Reimbursement Costs are not timely paid as set forth above, time being of the essence, it shall automatically be considered a default under the Lease by Tenant, without the necessity of notice to Tenant, in which event Landlord, in addition to all rights and/or remedies to which Landlord is entitled under the Lease, at law and/or in equity (which rights may be exercised individually or cumulatively by Landlord), shall be entitled (at Landlord's option) to not begin work (or, if in Landlord's sole discretion, work has begun, then to cease work) on the Landlord's Work without being in default until the applicable portion of the Reimbursement Costs are paid in full and, also, to charge Tenant interest equal to the highest rate then allowed by law on the unpaid portion of the Reimbursement Costs, which interest shall begin to accrue on the date Tenant fails to make any such payment and continuing until such sum has been paid in full.

                  Tenant further acknowledges and agrees that Landlord is permitted to perform the Landlord's Work at any time (and that Landlord, and all agents, employees, contractors and invitees of Landlord, shall have full unobstructed access to the Premises at all times in order to perform such work and without interference by Tenant) and that, in no event, shall Tenant ever be entitled to, nor shall Tenant receive, any abatements, reductions or credits against Base Rent or any other sums due and payable under the Lease as a result thereof and Tenant hereby further agrees that the Landlord's Work is being done at Tenant's request.

         6. USE OF PREMISES. The Premises shall be used and occupied for the sole purpose of conducting the business described in EXHIBIT B, and for no other purposes whatsoever.

         7. CONDITION OF PREMISES. Tenant has fully inspected the Demised Premises, is fully familiar with the condition thereof and agrees to take possession of the same in their present, "AS IS" condition, except solely for Landlord's Work as expressly set forth in paragraph 5 above, if any. Tenant shall perform all necessary or desirable work in connection with preparing the Demised Premises for its initial occupancy at its sole cost and expense and in conformity to the requirements contained in Section 10 of this Lease, except solely for Landlord's Work as expressly set forth in paragraph 5 above, if any. No promise of the Landlord to alter, remodel or improve the Premises or the Center and no representation respecting the condition of the Premises have been made by the Landlord to the Tenant, except solely for Landlord's Work as expressly set forth in paragraph 5 above, if any.

         8. SERVICES, INTERRUPTION, UTILITIES.

                  A. Services.

                           (1) Subject to the terms and limitations set forth
elsewhere in this Lease and electrical payments to be paid for by Tenant as noted above, electrical service provided to the Premises shall be in accordance with the provisions discussed above for lighting the same and for the operation of Normal Office Equipment.

                           (2) Landlord shall provide air-conditioning ("AC") to
the Premises (at temperatures and in amounts sufficient to maintain a reasonably comfortable working environment consistent with the conditions provided by landlords in office buildings similar in size, nature and quality of the Building and located in the same geographic region as the Building, through the presently existing equipment and facilities servicing the floor of the Building of which the Premises forms a part, for normal office usage during such periods as Landlord may from time to time so designate in each year during the Term of this Lease during Normal Business Hours, subject to such reduced hours or amounts as may be required by applicable ordinances, laws, statutes, rules, regulations or requirements. Tenant shall reimburse Landlord, in accordance with
Article 4 of this Lease, for electricity consumed by such equipment and facilities, wherever located, in providing AC to the Premises. The type and capacity of AC equipment and facilities either existing or chosen by Landlord to service the Premises is subject solely to Landlord's decision and such equipment and facilities shall be sized in capacity to accommodate normal office usage and occupancy density. Tenant further agrees that neither Tenant, nor its agents, employees, contractors or invitees shall at any time tamper with, adjust or touch or otherwise in any manner affect such mechanical installations or thermostat(s). Tenant at all times agrees to cooperate fully with Landlord and to abide by the rules, regulations and requirements which Landlord may prescribe for the proper functioning and protection of the AC system. Landlord reserves the right to suspend the operation of all AC equipment and facilities at any time that Landlord, in its commercially reasonable judgment, deems it necessary to do so for reasons such as repairs, accidents, emergencies or any situation arising in the Premises or the Center which has an adverse affect, either directly or indirectly, on the operation of such AC equipment and facilities, and Tenant agrees that any such suspension in the operation of the AC equipment and facilities may continue until such time as the reason causing such suspension has been remedied, and that Landlord shall not be held responsible or be subject to any claim by Tenant (or any other party) due to such suspension. Tenant further agrees that Landlord shall have no responsibility or liability to Tenant (or any other party) if operation of the AC equipment and facilities is prevented by strikes or accidents, or by the orders or regulations of any federal, state, county or municipal authority, or by failure of the equipment and facilities or electrical current, steam and/or water or other required power source and/or for any other reason whatsoever. Further, Tenant agrees to lower and keep closed the venetian blinds or other window coverings in the Premises whenever required for the proper operation of the AC. In the event that, as a result of the gross negligence or intentional misconduct of Landlord or any agent or employee of Landlord (to the extent acting within the scope of such agency or employment), AC service is unavailable for a period of seven (7) consecutive business days after notice (and provided Tenant is not then in default) Tenant's obligation to pay Base Rent shall abate until AC Service is restored.

                  Also, if Tenant wishes for AC to be provided to the Premises (which shall be at temperatures and in such amounts as selected by Landlord) during hours other than Normal Business Hours, Tenant shall comply with such advance written notice and other requirements which Landlord may from time to time impose. In addition to all other sums payable by Tenant under this Lease, Tenant shall also pay to Landlord, as Additional Rent, an amount ("ADDITIONAL AC AMOUNT") equal to the sum stated in EXHIBIT B attached hereto, which payment shall be made to Landlord within ten (10) days after such service was provided to Tenant or as may otherwise be directed by Landlord, without notice, demand, offset, reduction or abatement.

                           (3) Landlord, at Landlord's expense, shall cause the
Premises (excluding any portion of the Premises used for storage, preparation, service or consumption of food or beverages, if so allowed) to be kept clean in building standard manner. Further, Tenant shall pay to Landlord, as Additional Rent, upon demand, Landlord's charges for cleaning work in the Premises or the Center required because of (i) misuse or neglect on the part of Tenant or its agents, employees, contractors, licensees or invitees, (ii) use of portions of the Premises for the storage, preparation, or consumption of food or beverages, reproduction, data processing or computer operations, private lavatories or toilets, or other special purposes generally requiring greater or more difficult cleaning work than office areas, (iii) interior glass surfaces, (iv) non-Building standard materials or finishes installed by Tenant or at Tenant's request, (v) increases in frequency or scope in any of the items above building standard manner which have been required by Tenant, and/or (vi) the use of the

Premises by Tenant or others after Normal Business Hours. Landlord and its cleaning contractor and their employees and invitees shall have access to the Premises at all times and shall have the use of Tenant's light, power and water in the Premises, without charge therefor, as may be required for the purposes of cleaning the Premises. Nothing set forth above, however, shall ever be interpreted as ever modifying or expanding any of the "use," or limiting any other Tenant restrictions which may be set forth elsewhere in this Lease. Also, if Tenant desires to cause any additional cleaning to be performed in addition to the building standard cleaning, Tenant shall engage Landlord's designated contractor. Tenant shall pay Landlord for any above building standard cleaning services within thirty (30) days after Tenant receives a bill for such service(s) and the amount of such bills shall be deemed to be, and shall be paid by Tenant to Landlord as, Additional Rent.

                  In addition, Tenant shall take all necessary and prudent steps, and shall cause all of its employees, agents, contractors and invitees to observe such additional rules, regulations and requirements as may, from time to time, be imposed or enacted by Landlord with respect to rubbish removal and cleaning requirements as are, in Landlord's reasonable judgment, necessary to ensure that such rubbish removal and cleaning services are performed without additional cost or expense to Landlord in accordance with applicable ordinances, laws, statutes or other rules, regulations or requirements. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, liability or expense of any kind or nature incurred by Landlord as a result of the Tenant's failure to comply, or cause its employees, agents, contractors or invitees to comply, with all such rules, regulations and requirements as may be imposed or enacted by Landlord in connection herewith, as discussed above.

                  B. Interruption of Services - Other than to the extent expressly provided for in this Article above, Landlord shall not be required to provide any other services or utilities to the Premises, although Landlord reserves the option to do so and, should Tenant elect to receive such additional services, charge a reasonable amount therefor to Tenant as Additional Rent (but Tenant shall not rely on any expectation that Landlord will do so). Further, and in addition to those provisions provided elsewhere in this Lease, Tenant agrees that Landlord shall not be liable in damages (consequential or otherwise), by abatement of Rent or in any manner whatsoever, if Tenant is unable to secure electricity, gas, water, or other fuel at the Center for any reason whatsoever and/or if electrical service, AC or any other utility or service is interrupted or is not provided to the Premises or the Center for any reason, and such failures or delays shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, except as expressly provided herein, Landlord shall have no liability to Tenant or any other party for any damages (consequential or otherwise), by abatement of Rent or in any manner whatsoever arising out of any such inability to secure any such service or services. In addition, Tenant agrees that, except as expressly provided herein, Landlord shall not in any way be liable or responsible to Tenant or any other party for any loss, damage, or expense of any kind that Tenant or any other party may sustain or incur if either the quantity or character of AC, electrical (or any other) service is changed, is no longer available, or is unsuitable for Tenant's or any other party's requirements; unless such service is interrupted as the result of a grossly negligent or intentionally wrongful act of Landlord or an employee or agent of Landlord (acting within the scope of such employment or agency) and remains unavailable for seven (7) consecutive business days after notice to Landlord, in which event, Tenant's obligation to pay Base Rent shall abate following such seven (7) day period until the affected service is restored.

                  C. Utilities - In addition to electricity service (and other services) to be paid for by Tenant as noted above, Tenant shall also pay for all other utilities (and, if so desired by Landlord, Tenant shall install meter(s), at Tenant's own expense) (other than to the extent as may be expressly provided, if at all, in this Article above) furnished to or used in connection with the Premises for any purpose whatsoever during the Term, promptly as each thereof shall become due and payable. Additionally, Tenant shall pay directly to the appropriate utility all connection, metering and other fees assessed.

         9. REPAIRS. Subject to the terms of Section 13 hereof, Tenant will at Tenant's own expense, keep the Premises in good order, repair and condition at all times during the Term. Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances, under the supervision and subject to the approval of the Landlord, and within any reasonable period of time specified by the Landlord. If the Tenant does not do so following notice and such reasonable period of time (provided, no notice or cure period shall be required in the event of an emergency), Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including an amount sufficient to reimburse Landlord for overhead and related expenses, forthwith upon being billed for same and such amounts shall be deemed to be additional Rent due hereunder. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions as Landlord shall desire or deem necessary to the Premises or to the Center or to any equipment located in the Center or as Landlord may be required to do by governmental authority or court order or decree.

         10. ADDITIONS AND ALTERATIONS; SECURITY AGREEMENT; HOMESTEAD WAIVER.

                  A. Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. Said consent shall or may not be unreasonably withheld only if such alterations, improvements or additions (i) do not affect the Building's structure or common systems or mechanical systems or areas, (ii) do not detract from the Building's appearance from outside of the Premises, (iii) do not otherwise increase any costs of operating the Center, (iv) do not decrease in any respect the value of the Center, or (v) are otherwise, in Landlord's reasonable opinion, appropriate for the uses permitted under this Lease. If Landlord consents to said alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord reasonably deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities (including, without limitation, all insurance as set forth below, as well as workman's compensation insurance as may be required by statute and/or Landlord) which may arise out of such work, and plans and specifications plus permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant's expense by contractors hired by Tenant, which contractors shall be pre-approved in writing by Landlord, acting reasonably (and, also, Tenant shall promptly provide Landlord with all financial information on such parties as requested by Landlord). Tenant shall promptly pay to Tenant's contractors when due, the cost of all such work. Tenant shall also pay to Landlord a reasonable amount (not to exceed 5% of the total cost of such work) sufficient, in Landlord's reasonable judgment, to reimburse Landlord for all of its overhead and related expenses allocable to review of plans and otherwise related to such work, provided, however, no such fee shall be payable in connection with Landlord's Work (to the extent set forth on the Approved Plans). Upon completion, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall defend, indemnify and hold Landlord and the Land and Center harmless from all damages, liens, expenses, fines, judgments, penalties and costs related to such work, (which obligation of Tenant shall survive the expiration or termination of this Lease). All work done by Tenant or its contractors pursuant to Sections 9 or 10 shall be done in a first-class workmanlike manner using only good and new grades of materials, shall be done in a manner which does not interfere with or disturb other tenants or occupants of the Center and shall comply in all respects with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental (as well as quasi-governmental) departments or agencies (including, without limitation, those applicable to all such work, as well as those applicable to the operation, occupancy and use of the Demised Premises). In addition, Tenant shall be solely responsible for timely obtaining any and all required permits, licenses and approvals in connection with all such work. If Tenant shall commence construction and then fail to diligently and/or properly complete the same, Landlord, in addition to any and all other rights or remedies provided in this Lease, at law and/or in equity, may enter upon the Demised Premises and complete construction of and improvement to the Demised Premises, at the Tenant's sole cost and expense, which cost and expense Tenant agrees to pay to Landlord upon demand, as Additional Rent.

                  B. In addition to all other rights enjoyed by Landlord hereunder, at law and/or in equity, Tenant hereby grants Landlord a first security interest in all furniture, fixtures, equipment and other property now or hereafter brought on or in the Premises by Tenant, which shall serve as collateral for all of Tenant's obligations under this Lease. This Lease shall also be deemed to be a security agreement pursuant to the Uniform Commercial Code. Simultaneously with the execution hereof, and from time to time in the future, Tenant shall execute and deliver such financing statements as Landlord may require to perfect such security interest. Further, Tenant hereby expressly waives and renounces for himself and family any and all homestead and exemption rights he may now have or hereafter acquire under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of Rent or any other obligation or damage that may accrue under the terms of this Lease. Landlord agrees that, subject to



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


any consent or approval required from Landlord's lender, Landlord agrees it shall not unreasonably condition, withheld or delay its consent to any request to subordinate the interests granted pursuant to this SECTION 10(B) as to any specific item or equipment, furniture or fixtures to the lien of any lender or equipment lessor providing financing to Tenant for such equipment, fixtures or furniture. Landlord shall have no lien rights under this Paragraph for any such property brought on the Premises that has been leased to Tenant or that is otherwise not owned by Tenant (i.e. Xerox machines, postage machines, vending machines).

                  C. All alterations, improvements and additions to the Premises, whether temporary or permanent in character, shall without compensation to Tenant, become Landlord's property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear and tear excepted. Notwithstanding the foregoing, the parties expressly agree that (i) all furniture, trade fixtures and movable equipment placed in the Premises by Tenant, and any additions, modifications and/or replacements thereof, shall be and remain Tenant's sole property, now and in the future, and shall be maintained by Tenant in good condition and repair unless they shall remain in the Premises following the expiration or sooner termination of this Lease, in which event, Landlord may, at its election, treat the same as abandoned property and assume title to the same or any portion thereof, and (ii) if Landlord provides Tenant with a written request to restore the Premises to the condition the same is in as of the Commencement Date then, prior to the end of the Term, Tenant shall cause such restoration to occur in a good and workmanlike manner and at Tenant's cost and expense.

         11. COVENANT AGAINST LIENS. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Land, the Building or the Demised Premises. In order to comply with the provisions of SECTION 713.10 Florida Statutes, it is specifically provided that neither Tenant, nor any one claiming by, through or under Tenant, including without limitation, contractors, subcontractors, materialmen, mechanics and/or laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Demised Premises, the Land, the Building and/or the improvements thereon; and any such liens are hereby specifically prohibited. All parties with whom Tenant may deal are put on notice that Tenant has no power to subject Landlord's interest to any mechanics' or materialmen's lien of any kind or character, and all such persons so dealing with Tenant must look solely to the credit of Tenant, and not to Landlord's said interest or assets. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Land, the Building or the Demised Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Demised Premises and, in case of any such lien attaching, Tenant covenants and agrees to cause it to be released and removed of record within five (5) days of recordation (or such shorter period as may be required by the holder of any mortgage encumbering all, or any portion, of Landlord's interest in the and/or Building.)

         In the event that such lien is not released and removed within the time period provided above, Landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof). Tenant shall promptly upon notice reimburse Landlord for all sums, costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with any lien described in this section, and the same shall be deemed to be additional Rent due hereunder.

         12. INSURANCE.

                  A. Waiver of Subrogation - So long as their respective insurers so permit, Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Center or Premises or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, to either of them policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.




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


                  B. Coverage - Tenant shall carry insurance during the entire Term insuring Tenant and Landlord as their interests may appear with terms, coverages and in companies reasonably satisfactory to Landlord, and with such increases in limits as Landlord may from time to time reasonably request, but initially Tenant shall maintain the following coverages in the following amounts:

                           (1) In case of personal injury to or death of any
person or persons, not less than $2,000,000 for each injury or death to a person and $5,000,000 for each incident involving personal injury or death to persons and, in case of property damage, not less than $2,000,000 for any one occurrence; and

                           (2) In case of fire, sprinkler leakage, malicious
mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all furniture, fixtures, equipment, merchandise and all other items of Tenant's property on the Premises.

                           (3) Builder's Risk and other types of liability
insurance to cover Tenant's initial construction or installation of leasehold improvements, as well as any later alteration of the Demised Premises. This insurance coverage must be in effect during the entire period of any construction and must have such limits as Landlord may reasonably require.

                           Tenant shall, prior to the first to occur of
commencement of the Term or commencement of construction by or at Tenant's direction, furnish to Landlord certificates evidencing such coverage, which certificates shall be accompanied by complete and accurate copies of the applicable insurance policies and state that such insurance coverage may not be changed or canceled without at least thirty (30) days prior written notice to Landlord and Tenant.

                  C. Avoid Action Increasing Rates - Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not directly or indirectly, make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage. In no event shall Tenant permit in the Premises any hazardous wastes or any flammables such as gasoline, turpentine, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature, and in no event shall Tenant, its agents, employees or invitees bring any such hazardous wastes, flammables or other articles into the Center. If by reason of the failure of Tenant to comply with the provisions of this Section 12C, any insurance premiums are increased, Tenant shall make immediate payment of the increased insurance premium and the same shall be deemed Additional Rent due hereunder.

         13. FIRE OR CASUALTY.

                  A. Restoration/Cancellation Upon Damage - If the Premises shall be damaged by fire or other casualty and if such damage does not, in Landlord's commercially reasonable judgment, render all or a substantial portion of the Premises unsuitable for the conduct by Tenant of routine office activities therein ("Untenantable"), then Landlord shall repair and restore the same with reasonable promptness, subject to the terms provided below, as well as reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders all or a substantial portion of the Premises Untenantable, then Landlord shall with reasonable promptness after the occurrence of such damage estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If such estimate is that the amount of time required to substantially complete the repair and restoration of the Premises will exceed two hundred seventy (270) days from the date such damage occurred, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage (without any payment of any kind by Landlord to Tenant or any other party) upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing such estimate); provided, however, Tenant shall be entitled to such termination right only if neither Tenant nor any of its employees, agents, guests, invitees, licensees or servants was the primary cause of such fire or other casualty.



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


         If the Building shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Building Untenantable, then Landlord shall repair and restore the same with reasonable promptness, subject to the terms provided below, as well as reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control; provided, however, Landlord shall not be required to repair and restore the Building (regardless of whether or not a substantial portion of the Building was damaged) if Landlord estimates the length of time that will be required to substantially complete such repair and restoration will exceed two hundred seventy (270) days from the date such damage occurred if Landlord gives notice to Tenant of such within thirty (30) days after notifying Tenant of such estimate, whereby the Lease shall then terminate (without any payment of any kind by Landlord to Tenant or any other party). If any such damage renders all or a substantial portion of the Building Untenantable, then Landlord, in Landlord's sole discretion, (i) may terminate this Lease (without any payment of any kind by Landlord to Tenant or any other party) or (ii) shall with reasonable promptness after the occurrence of such damage estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If Landlord receives such estimate and such estimate provides that the amount of time required to substantially complete the repair and restoration of the Building will exceed two hundred seventy (270) days from the date such damage occurred, then Landlord shall then also have the right to terminate this Lease upon giving notice to Tenant at any time within thirty (30) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing such estimate).

         Unless this Lease is terminated as provided for in this Section, Landlord shall proceed with reasonable promptness to repair and restore the Premises and the Building (if applicable) within said two hundred seventy (270) days, subject to reasonable delays for insurance adjustments and delays caused beyond Landlord's control, but Landlord shall have no liability to Tenant or any other party, and Tenant shall not be entitled to terminate this Lease, in the event such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said two hundred seventy
(270) days. Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 13 to repair or restore any portion of the alterations, additions or improvements in the Premises or the decoration thereto. If Tenant wants any other or additional repairs or restoration and if Landlord consents thereto, the same shall be done at Tenant's expense subject to all of the provisions of Section 10 hereof.

                  B. Rent Abatement - In the event any such fire or casualty damage not caused by the act or neglect of Tenant, its employees, agents, guests, invitees, licensees or servants, renders the Premises untenantable and if this Lease shall not be terminated pursuant to Section 13A hereof by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord tenders the Premises to Tenant as being ready for occupancy. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises not ready for occupancy from time to time bears to the entire Premises.

         14. WAIVER OF CLAIMS/INDEMNIFICATION. To the extent not prohibited by law, Landlord and its officers, agents, servants and employees shall not be liable for any damage either to person or property or resulting from the loss of use thereof sustained by Tenant or by other persons due to the Center or any part thereof (including, without limitation, the Common Areas) or any appurtenances thereof becoming out of repair, or due to the happening of any accident or event in or about the Center (including, without limitation, the Common Areas), or due to act or any neglect of any tenant or occupant of the Center (including, without limitation, the Common Areas) or of any other person unless such act was caused by the gross negligence or intentional misconduct of Landlord or any employee or agent of Landlord (acting within the scope of such employment or agency) without fault of Tenant or any of the Tenant Parties. This provision shall apply particularly (but not exclusively) to damage caused by gas, electricity, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures, and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises, or upon loading docks, receiving and holding areas, or freight elevators of the Center, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions hereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord from and against all liability, claims, penalties, fines, judgments, loss, damage, cost or expense arising out of the acts or negligence of Tenant and its servants, agents, employees, contractors, suppliers, workmen or invitees, as well as with respect to any default by Tenant hereunder. The terms of this paragraph shall survive the termination or expiration of this Lease.

         15. NONWAIVER. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease will in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

         16. CONDEMNATION. If the Land or the Building (or any portion thereof which includes a substantial part of the Premises or which prevents the economical operation of the Building or Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose then, in any such event, if Landlord, in Landlord's sole discretion, so desires, the Term of this Lease and the term and estate hereby granted shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose and without apportionment of the condemnation award. Tenant shall have no right to share in such award, but may seek its own award for loss of or damage to Tenant's business or its property resulting from such taking (provided that such an award to Tenant does not in any way diminish the award payable to Landlord on account of such taking). If the Lease is terminated, Rent shall be apportioned as of the date of such termination.

         17. ASSIGNMENT AND SUBLETTING. A. Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), (1) assign, convey or mortgage this Lease or any interest hereunder;
(2) suffer to occur or permit to exist any assignment of this Lease, or any lien upon Tenant's interest, involuntarily or by operation of law; (3) sublet the Premises or any part thereof; or (4) permit the use of the Premises by any parties other than Tenant and its employees. Without otherwise limiting the above or any other facts, circumstances or conditions (or similar items) in which Landlord's consent may also be withheld, it will not be deemed to be unreasonable for Landlord to withhold or delay its consent to an assignment or subletting if the proposed new occupant (or the person(s) controlling it, where applicable): (a) has little or no experience in the business it intends to operate at the Premises; or (b) has a net worth of less than the greater of (i) Tenant's net worth at the time of execution of this Lease, (ii) Tenant's net worth at the time of the subletting or assignment, or (iii) an amount equal to $500.00 multiplied by the number of square feet of rentable area to be assigned or sublet; or (c) has been convicted of a felony; or (d) has, within the previous 7 years, been a debtor under any federal or state bankruptcy or insolvency law; or (e) has a reputation in the industry for late payments or nonpayment of rent; or (f) is likely to sully the reputation or aesthetic image of the Center; or (g) intends to use the Premises for a use not expressly permitted under this Lease; or (h) intends to conduct a business in the Premises which is inappropriate for the Center or which is inconsistent with the then existing mix of tenants in the Center, as determined by Landlord. Landlord's consent to any assignment, subletting or transfer or Landlord's election to accept any assignee, sublessee or transferee as the tenant hereunder shall not release the original Tenant from any covenant or obligation under this Lease, nor any future assignor or sublessor of its liability under this Lease. Landlord's consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or transfer. Tenant shall also pay to Landlord, upon demand, Landlord's reasonable attorney's and administrative costs and fees in connection with any transfer and/or preparation or review of any documents in connection with any such transfer.

                  B. In addition, Tenant shall give Landlord written notice of any proposed assignment or sublease, which notice shall be accompanied by: (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty (60) nor more than ninety (90) days after the giving of such notice; (b) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the demised premises; and (c) current financial information with respect to the proposed assignee or subtenant, including its most recent financial report. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space (hereinafter referred to as the "LEASEBACK SPACE") from Tenant upon the terms and conditions set forth in the proposed document (if the proposed transaction is a sublease of all or part of the Premises), except that the sublease shall expressly negate an intention that the estate created is merged with any other estate held by either party and, also, such sublessee shall have the unrestricted right to assign or sublease and to make any alterations in the Leaseback Space (all without sublessor's consent), (ii) terminate this Lease (if the proposed transaction is an assignment (other than a proposed assignment to an entity resulting from the merger of Tenant with, or into, another entity or an entity acquiring all, or substantially all, of the assets and/or stock of Tenant, in which instance, this subsection (ii) shall not apply), or a sublease of all or substantially all (as determined by Landlord) of the Premises), or (iii) terminate this Lease with respect to only the Leaseback Space (if the proposed transaction is a sublease of the Premises, and the proposed subletting is for all or substantially all (as determined by Landlord) of the balance of the Term of this Lease) whereby this Lease shall end and expire with respect to such part of the Premises on the date that the proposed sublease was to commence (and from and after such date the Base Rent and Additional Rent shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total Rentable Area of the Premises, and Tenant shall pay to Landlord, as Additional Rent, within ten
(10) days after Landlord's demand therefor, the costs incurred by Landlord in physically separating such part of the Premises from the balance of the Premises and in complying with any laws and requirements of any public authorities relating to such separation). Said options may be exercised by Landlord by notice to Tenant at any time within sixty (60) days after such notice has been given by Tenant to Landlord; and during such sixty (60) day period Tenant shall not assign this Lease nor sublet such space to any person. If Landlord does not elect to terminate or sublease, as aforesaid, Landlord may still withhold its consent to any proposed assignment or subletting in accordance with the provisions set forth in this Article.

                  C. Tenant acknowledges and agrees that fifty percent (50%) of any sums or any other economic consideration received by Tenant, or payable to Tenant, as a result of any assignment, subletting or transfer of the Lease and/or the Tenant's interest in the Demised Premises and/or Tenant's personal property fixtures, furniture and equipment located therein, or any part thereof, whether denominated as rent or otherwise, which exceed, in the aggregate, the total monthly sums which Tenant is obligated to pay Landlord under this Lease (pro rated as to any sublease to reflect obligations allocable to that portion of Demised Premises subject to such sublease) shall be payable monthly to Landlord, as Additional Rent, under this Lease without affecting or reducing any other obligation of Tenant hereunder and without offset, abatement, reduction or demand.

                  D. If Tenant is a corporation or a partnership or a trust or any other business entity, any change of ownership resulting in a change of majority control from those persons or entities now having control, will be deemed an assignment requiring Landlord's consent. (This provision does not apply if Tenant is currently a publicly traded company, as defined by Federal Securities Laws.)

                  In addition, (i) transfers of the stock of Tenant to a corporation into which or with which Tenant is merged or consolidated, or (ii) an assignment of this Lease to a Related Entity (herein defined) shall not require Landlord's consent, provided that: (A) the successor to Tenant or assignee, as applicable, has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the greater of (x) the net worth of Tenant immediately prior to such merger, consolidation, or transfer or
(y) the net worth of Tenant herein named on the date of this Lease; (B) reasonable proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction; (C) such books and records of the then Tenant as may be necessary to establish that any assignee or successor claimed by Tenant to be a Related Entity is in fact a Related Entity shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction; (D) the purposes for which such successor to Tenant or assignee shall use the Demised Premises are limited to uses expressly permitted by this Lease; (E) an executed duplicate original of the assignment and assumption agreement shall be delivered to Landlord for review by Landlord and Landlord's counsel, at least ten (10) days prior to the effective date thereof; (F) in the reasonable judgment of Landlord, the successor to Tenant or the Related Entity assignee is of a character and reputation such as in keeping with the then standards of Landlord for the Building and the Center; (G) Tenant or the assignee shall and will remain fully liable for the payment of the Base Rent and Additional Rent due and to become due under this Lease and shall not be released from any of its obligations or liabilities under this Lease and Tenant shall be fully responsible and liable for all acts or omissions of the assignee; and (H) such assignee or successor to Tenant, as of the effective date of such assignment, and all times thereafter, is a Related Entity. Simultaneously with the delivery of such assignment and assumption agreement, Tenant shall deliver to Landlord a certified copy of a duly adopted resolution of the board of directors of both Tenant and the assignee or successor entity, as applicable, in form and content reasonably satisfactory to Landlord, authorizing the execution, acknowledgment and delivery of said assignment and assumption agreement, and the transactions contemplated therein. For the purposes of this Section 17(D), a "RELATED ENTITY" shall mean any corporation, partnership, joint venture, limited liability company or other form of business entity that controls, is controlled by, or is under common control with, Tenant.

         18. SURRENDER OF POSSESSION. Upon the expiration of the Term or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall immediately surrender the Premises to Landlord in good order, repair and condition, ordinary wear excepted. All permanent alterations, improvements and additions to the Premises shall without compensation to Tenant become Landlord's property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear excepted, unless otherwise expressly provided in this Lease. Tenant shall remove all of its property from the Premises. Tenant agrees to remove at the termination of the Term or of its right of possession the following items of property: furniture, trade fixtures, equipment and all other items of Tenant's property or temporary improvements on the Premises, except for such property which pursuant to the terms of this Lease, are Landlord's property or in which Landlord enjoys a security interest, and Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Premises and to the Center caused by any such removal. If Tenant is required to but shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit, allowance or otherwise, and Landlord may at its option accept the title to such property or at Tenant's expense may (1) remove the same or any part in any manner that Landlord shall choose, and (2) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

         19. HOLDING OVER. Tenant shall pay to Landlord an amount as Rent equal to 200% of the Rent in effect for the last month of the Term during each month or portion thereof for which Tenant shall retain possession of the Premises or any part thereof after the termination of the Term or of Tenant's right of possession, whether by lapse of time or otherwise, and also shall pay all reasonable damages (excluding punitive damages) sustained by Landlord on account thereof. The provisions of this Section 19 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.

         20. ESTOPPEL CERTIFICATE. Tenant agrees upon request by Landlord, that Tenant will deliver to Landlord a statement in writing certifying (1) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect); (2) the dates on which Tenant began paying Rent and that no Rent has been paid in advance; (3) that neither the Tenant nor the Landlord is in default under any provision of this Lease, or, if in default, the nature thereof in detail; (4) that Tenant has no existing defenses or offsets to the enforcement of the Lease or, if any, specifying same; and (5) that Tenant has accepted and occupied the Premises; and (6) such other information which Landlord may reasonably request; it being intended that any such statement may be relied upon by any prospective purchaser, mortgagee or tenant of the Building, or any prospective assignee of any mortgage thereof. Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within five (5) days after demand in writing Tenant shall be considered in default under this Lease.

         21. SUBORDINATION/FINANCIAL STATEMENTS.

                  A. Subordination - This Lease is subject and subordinate to all present and future ground or underlying leases of the Land and to the lien of any mortgages or trust deeds, now and hereafter in force against the Land and Center, or all or any part of either, and to all renewals, extensions, modifications, consolidation and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds. Tenant shall at Landlord's request execute such further instruments or assurances as Landlord may deem necessary to evidence or confirm the subordination of this Lease to any such mortgages, trust deeds, ground leases or underlying leases.

                  B. Financial Statements - Tenant shall promptly provide Landlord with a full and complete copy of Tenant's (and all guarantors') annual financial statements (which shall be certified by a licensed certified public accountant or the company's chief financial officer, if applicable, if requested by Landlord) within ten (10) days after request by Landlord. Landlord may disclose such statements to Landlord's mortgagees or ground lessors, potential mortgagees or ground lessors, potential purchasers and/or to such other parties as Landlord may designate.

         22. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, each of which Landlord may exercise without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim:

                  A. To change the Center's name or street address.

                  B. To install, affix and maintain any and all signs on the exterior and on the interior of the Building, as well as the Center.

                  C. To decorate or to make repairs, alterations, deletions, substitutions, additions, or improvements, whether structural or otherwise, in and about the Center, or any part thereof, and for such purposes to enter upon the Premises (including, without limitation, installing, using, maintaining, repairing and/or replacing pipes, ducts and conduits in and through the Premises), and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building (and the Center) and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and usable.

                  D. To retain at all times, and to use appropriate instances, keys to all doors within and into the Premises, and to access the Premises at any time. Notwithstanding the provisions for Landlord's access to portions of the Premises, Tenant relieves and releases the Landlord of all responsibility arising out of theft, robbery and pilferage absent Landlord's intentional misconduct or gross negligence. Upon the expiration of the Term or of Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

                  E. To designate that window treatments shall consist of Building Standard blinds and to designate and approve, prior to installation, all types of additional window shades, blinds or draperies.

                  F. To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Center (so as not to exceed the legal live load per square foot designated by the structural engineers for the Center), and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord. Movements of Tenant's property into or out of the Center and within the Center are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Center.

                  G. To close the Building and/or the Center after regular working hours and on Saturdays, Sundays and legal holidays subject, however, to Tenant's right to admittance to the Premises under such regulations as Landlord may prescribe from time to time, which may include but shall not be limited to,



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


a requirement that persons entering or leaving the Building and/or the Center identify themselves to a watchman by registration or otherwise and establish their right to enter or leave the Building and/or the Center. Such regulations may include, but shall not be limited to, the requiring of identification from Tenant's employees, agents, clients, customers, invitees, visitors and guests.

                  H. To establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Center, the Building and Premises.

                  I. To regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators.

                  J. To show the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy.

                  K. To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations.

                  L. To retain exclusive control and management over the Center and all Common Areas, expressly reserving to Landlord the right to alter, eliminate, enlarge or otherwise make such changes to the Center and/or the Common Areas as Landlord, in its sole discretion, shall deem desirable, provided, however, Landlord may not perform, permit or cause any such alteration, enlargement, reduction or construction to the center or Common Areas if the same, once completed, will reduce the number of parking spaces available to Tenant below the number of parking spaces required pursuant to Section 34 and Exhibit "B" of this Lease, or will result in Tenant and its employees no longer having a reasonably convenient and sufficient method of access to the Building, the Center and the Premises) and, if any such Common Areas (or other portions) are changed into usable areas, to retain, for Landlord's own account, all receipts in respect thereof. Landlord may operate, manage, equip, light and maintain the Center and the Common Areas in such manner as Landlord may from time to time determine, and Landlord shall have the right and exclusive authority to employ and discharge all personnel with respect thereto. Landlord reserves the right to grant to third persons the non-exclusive right to cross over and use in common with Landlord and all tenants of the Center and the Common Areas as designated from time to time by Landlord.

         23. RULES AND REGULATIONS. Tenant covenants and agrees to keep and observe the rules and regulations attached to this Lease as EXHIBIT C and made a part hereof. Landlord shall have the right from time to time to prescribe additional rules and regulations which, in its judgment, may be desirable for the use, entry, operation and management of the Premises, the Building and/or the Center, each of which additional rules and regulations shall become a part of this Lease.

         24. DEFAULT/LANDLORD'S REMEDIES. If default shall be made in the payment of the Rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant and such default shall continue for a period of five (5) business days after written notice, or if default shall be made in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe and perform and (except as specified below) such default shall continue for a period of ten (10) days after written notice to Tenant, or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant unless such default is not reasonably susceptible of cure in ten (10) days, in which event, such period shall be extended for up to sixty (60) days so long as Tenant commences the cure of such default within five (5) days of the initial written notice and thereafter continuously and diligently pursues such cure to completion, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed



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


within thirty (30) days from the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed within thirty (30) days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, or if Tenant shall abandon or vacate the Premises for a period of three (3) consecutive weeks during the Term, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

                  A. Landlord may (1) terminate this Lease and the Term created thereby, and thereupon re-enter and take possession of the Premises, with or without legal process, and (2) at its option and without further notice, declare the Rent, for the entire remaining Term of this Lease, and any other indebtedness hereunder, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment therefore. In determining the Rent which would be payable by Tenant hereunder subsequent to default, the annual Rent for each year of the unexpired Term shall be calculated by not only computing the Base Rent for such period, but also computing Additional Rent for such period utilizing the average Additional Rent paid by Tenant from the commencement of the Term to the time of default, or during the preceding full calendar year, whichever period is shorter. In the event of any such acceleration of Rent, Landlord may discount the same to present value based on the then current prime or base rate charged by Citibank, N.A. in New York, New York prior to seeking recovery thereof.

                  B. Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating the Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for the balance of its original Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expenses of such reletting and of the collection of the rent accruing therefrom to satisfy the Rent provided for in this Lease, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 24 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

         25. EXPENSES OF ENFORCEMENT. Tenant shall pay upon demand, as Additional Rent, all Landlord's costs, charges and expenses, including the reasonable fees and out-of-pocket expenses of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation at the trial and appellate levels, negotiation or transaction in which Tenant causes Landlord without Landlord's fault to become involved or concerned. If any suit or action is instituted by Landlord or Tenant in connection with any controversy arising out of this Lease or to enforce their respective rights hereunder, the party prevailing in such suit shall be entitled to recover its reasonable and actual attorney's fees and costs incurred in connection with such suit or action through all levels of appeal.

         26. COVENANT OF QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved, and, on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed, and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions, and agreements hereof.

         27. SECURITY DEPOSIT.

                  A. Tenant has deposited with Landlord the sum set forth and listed as the Security Deposit on EXHIBIT "B", in cash, as security for the faithful performance, observance and compliance with all of the terms, covenants and conditions of this Lease on Tenant's part to perform, observe or comply with. This sum shall be held by Landlord free of trust, and may be co-mingled with other (including Landlord's own) funds, and Tenant shall not be entitled to receive the interest earned thereon, if any. Landlord may use or apply on Tenant's behalf or retain during the Term the whole or any part of the Security Deposit to the extent required for the payment of any Rent or other sums as to which Tenant may be in default hereunder or for any sum which Landlord may expend by reason of Tenant's default in respect to any of the terms of this Lease, including but not limited to, any deficiency or damage incurred in reletting the Premises. After each application from the Security Deposit, Tenant shall upon demand replenish said deposit to the amount hereinabove set forth. In the event that Tenant shall fully and faithfully comply with all terms, provisions, covenants and conditions of this Lease, that portion, if any, of the cash security, as the case may be, not used, applied or retained shall be returned to Tenant after the Termination Date and after the delivery of possession of the entire Demised Premises to Landlord, in accordance with, and subject to, the applicable provisions of this Lease.

                  B. In the event of a sale or transfer of the Land or the Building, or the then Landlord's interest in the Land or the Building, or a leasing by the then Landlord of the Land or the Building or of Landlord's interest therein, Landlord shall have the right, at no cost or expense to Landlord, to transfer or assign such cash security, as the case may be, to the vendee, transferee or lessee, and Landlord shall notify Tenant, by certified mail, return receipt requested, of such sale, transfer or lease, together with the name and address of such vendee, transferee or lessee, and provide such vendee, transferee or lessee assumes Landlord's obligations with respect to such case security deposit, Landlord shall thereupon be released by Tenant from all liability for the return of such cash security. In such event, Tenant agrees to look solely to the new landlord for the return of said cash security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of said cash security to a new Landlord.

                  C. Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, such cash security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

         28. REAL ESTATE BROKER. Tenant represents that the Tenant has dealt with no broker in connection with this Lease other than the broker or brokers, if any, named on EXHIBIT B to this Lease, and that insofar as the Tenant knows, no other broker or finder negotiated this Lease or is entitled to any commission or fee in connection herewith. Tenant agrees to indemnify, defend and hold Landlord free and harmless from and against all claims for broker's commissions or finder's fees by any person claiming to have been retained by Tenant in connection with this transaction or to have caused this transaction, other than the broker or brokers, if any, named on EXHIBIT B.

         29. HAZARDOUS WASTE. Tenant shall not cause or permit any "hazardous material" (as hereinafter defined) to be used, stored, transported, released, handled, disturbed, produced or installed in, on or from the Premises or any other portion of the Center or Land. "HAZARDOUS MATERIAL" as used herein shall mean any flammables, explosives, radioactive material, hazardous waste, hazardous or toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material as defined in any federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Material Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted in publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Section, Landlord shall have the right in addition to all other rights and remedies of Landlord under this Lease or at law, to require Tenant to remove such Hazardous materials from the Premises (or other portion of the Center or Land) in the manner prescribed for such removal by law and requirements of any public authorities. In addition, Tenant hereby indemnifies and holds Landlord harmless from and against any and all claim (including, without limitation, all mitigation costs and expenses), injury (including, without limitation, death), loss, cost, liability and damage, including, without limitation, penalties, fines, attorneys' fees and disbursements to the extent incurred in connection with or arising (in whole or in part) from any cause whatsoever related to the transportation, presence, use, storage, release, handling, disturbing and/or producing of Hazardous material in, on, about, to or from the Demised Premises, any default by Tenant under this Article, or any act or omission of Tenant in connection with Hazardous material. The above indemnity by Tenant set forth in the preceding sentence shall not be applicable with respect to those Hazardous materials located in the Demised Premises as of the date this Lease is fully signed to the extent such Hazardous materials are not disturbed, in whole or in part, by Tenant or by any of Tenant's assignees, sublessees, employees, invitees, licensees, guests, contractors, subcontractors and/or any other party under any such parties' reasonable control or direction. The provisions of this Section shall survive the expiration or any other termination of this Lease. Landlord represents that, to its current actual knowledge, without any implied duty of inquiry, it has not received written notice from a governmental authority that Hazardous materials are presently stored, used, generated or disposed of at, on, within or under the Building in a manner that violates applicable law.

         30. INTENTIONALLY OMITTED.

         31. MISCELLANEOUS.A. Rights Cumulative - All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

                  B. Interest - In addition to other sums payable hereunder, all payments becoming due under this Lease and remaining unpaid when due shall bear interest until paid at a rate equal to three percent (3%) per annum plus the per annum rate charged from time to time by Citibank, N.A. in New York, New York as its prime or base rate (but in no event at a rate which is more than the highest rate which is at the time lawful in the State of Florida).

                  C. Terms/Florida Law - The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The terms of this Lease shall be governed in accordance with Florida law.

                  D. Binding Effect - Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Section 17 hereof.

                  E. Lease Contains All Terms - All of the representations and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

                  F. Delivery for Examination - Submission of the form of the Lease for examination shall not bind Landlord in any manner, and no Lease or obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each.

                  G. No Air Rights - No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

                  H. Modification of Lease - If any lender requires, as a condition to its lending funds, the repayment of which is to be secured by a mortgage or trust deed on the Land and Center, or all or any part of either, that modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts, assume any additional liability, reduce any grace or cure period provided to Tenant hereunder, affect any material economic term of this Lease, or otherwise change materially the rights, duties, privileges or obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute appropriate instruments effecting such modification.

                  I. Transfer of Landlord's Interest - Tenant acknowledges that Landlord has the unrestricted right to transfer its interest in all or any part of the Land, the Building, the Center and in this Lease, and Tenant agrees that, in the event of any such transfer, Landlord shall automatically be released from all liability and obligations under this Lease from and after the date of such transfer, and Tenant agrees to look solely to such transferee (the "TRANSFEREE") for the performance of Landlord's obligations hereunder from and after the date of such transfer, and it will automatically be deemed and construed that the Transferee has assumed and agreed to carry out those obligations of Landlord under this Lease accruing from and after the date of such transfer. If the interests of Landlord under this Lease shall be transferred voluntarily, or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Land, the Building or the Center, Tenant shall, at the election of such

Transferee, be bound to such Transferee for the balance of the Term hereof remaining, with the same force and effect as if the Transferee were Landlord under this Lease, and Tenant does hereby agree to attorn to the Transferee, including the mortgagee under any such mortgage if it be the Transferee, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments, upon the Transferee succeeding to the interest of Landlord under this Lease.

                  Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument(s) which Landlord may deem desirable to evidence said attornment by Tenant. The respective rights and obligations of Tenant and the Transferee upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein.

                  J. Landlord's Title - Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

                  K. Prohibition Against Recording - Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

                  L. Captions - The captions of sections and subsections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such sections or subsections.

                  M. Only Landlord/Tenant Relationship - Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                  N. Excuse of Landlord's Performance - Anything in this Lease to the contrary notwithstanding, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, government regulations or controls, inability to obtain any material or service, through an act of God or any other cause reasonably beyond the control of Landlord. Landlord shall not be liable for failure to give Tenant possession in accordance with the provisions of this Lease due to any of the foregoing conditions. The time for Landlord's performance shall be extended as a result of the foregoing.

                  O. Waiver - To the extent permitted by law, Tenant hereby waives: (a) jury trial in any action or proceeding regarding a default by Tenant and/or Landlord's right to possession of the Premises, and (b) in any action or proceeding by Landlord in connection with a default by Tenant and/or possession of the Premises, then Tenant waives the right to interpose any crossclaim or counterclaim other than a compulsory counterclaim.

                  P. Joint and Several - If more than one party or entity comprises the "Tenant", or if Tenant is a partnership, the obligations hereunder imposed upon Tenant, and the general partners of Tenant, as the case may be, shall be joint and several.

                  Q. Survival - All obligations of Tenant which are or may be intended by their nature to be performed and/or complied with after the expiration or earlier termination of this Lease shall survive such expiration or termination. Express provisions herein which require or permit survival in specific instances, or as to specific obligations, shall not be deemed a limitation upon the generality of this survival clause.

         32. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be sent by United States mail, certified or registered mail, postage prepaid, or by express mail with a reputable overnight courier service, or in the case of Tenant by personal delivery, and addressed as follows: (i) If to Tenant: addressed to Tenant and sent or delivered to Tenant at either "Tenant's Address for Notices" as set forth on EXHIBIT B attached to this Lease (or to such other place as Tenant may from time to time designate in a written notice received by Landlord) or, instead, delivered to Tenant at the Premises; (ii) If to Landlord:

addressed to Landlord and sent to Landlord at "Landlord's Address for Notices" as set forth on EXHIBIT B attached to this Lease (or to such other place as Landlord may from time to time designate in a written notice to Tenant). If delivered to Tenant at the Premises, Tenant hereby irrevocably appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder any employee of Tenant that Landlord reasonably determines is of suitable age and discretion, and if no such person shall be present (or all such persons shall refuse to accept such service), then such service may be made by attaching the same to the main entrance of the Premises.

         Notices and demands sent by United States mail, certified or registered mail, postage prepaid, will be deemed given three (3) days after sending. Notices and demands sent by express mail with a reputable overnight courier service will be deemed given the following business day. Notices and demands delivered personally will be deemed to have been given as of the date delivery is given or attempted.

         33. LIMITATION ON LANDLORD'S LIABILITY. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord, and any liability for damage or breach of nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord or any of its or their partners, officers, shareholders, heirs, legal representatives, successors and/or assigns, all such liability, if any, being expressly waived and released by Tenant.

         34. PARKING.

                  A. General - Landlord will provide Tenant during the Term with unassigned, nonexclusive parking spaces in the area designated by Landlord for parking (the "PARKING AREA") (which Landlord may from time to time make available) for the number of parking spaces set forth on EXHIBIT "B". Such parking spaces may be used only by principals, employees, invitees and agents of Tenant.

                  B. Conditions - Tenant's right to use, and its right to permit its principals, employees, invitees and agents to use, the Parking Area pursuant to this Lease are subject to the following conditions: (i) Landlord has made no representations or warranties with respect to the Parking Area, the number of spaces located therein or access thereto; (ii) Landlord reserves the right to reduce the number of spaces in the Parking Area and/or rearrange the designation of any spaces (to the extent so designated) and/or change access thereto and/or alter the methods used to control parking and to establish such controls and rules and regulations (such as parking stickers to be affixed to vehicles) regarding parking that Landlord may deem desirable (with Landlord having the right to tow or otherwise remove vehicles improperly parked, blocking ingress or egress lanes, or violating parking rules, at the expense of the offending tenant and/or owner of the vehicle); and none of the foregoing shall entitle Tenant to and claim against Landlord or to any abatement of Rent (or any part thereof);
(iii) Landlord has no obligation to provide a parking lot attendant and Landlord shall have no liability on account of any theft, loss or damage to any vehicle or the contents thereof, or injury (including death) to person(s), Tenant hereby agreeing to bear the risk for same, and indemnify Landlord for claims and/or awards made against Landlord in connection with the use of the Parking Area by Tenant and/or its principals employees, invitees, agents and/or any other party under any such parties' control; (iv) Tenant, its principals, employees, invitees and agents shall park their automobiles and other vehicles only where and as designated from time to time by Landlord at the Parking Area; and (v) if and when so requested by Landlord, Tenant shall furnish Landlord with the license numbers of any vehicles of Tenant, its principals, employees, invitees and agents.

         35. ADDITIONAL TENANT COSTS. Provided Tenant is not in default under this Lease and, in the event the Allowance (as referenced in Article 5 of this Lease above) is not fully utilized in connection with Landlord's Work (as discussed in more detail above) then, in such event (but only in such event), Landlord shall pay Tenant up to an amount (the "CABLING AMOUNT"), if any, not to exceed the difference between the Allowance cap amount (as stated in Article 5 above) and the amount of such Allowance cap not utilized or paid (or to be paid) by Landlord towards Landlord's Work (as discussed in more detail above) (the "ALLOWANCE BALANCE AMOUNT"), if any, towards actual reasonable hard costs incurred by Tenant in connection with the approved wiring and cabling of the Premises by Tenant for Tenant's telephone and normal office computers to be utilized at the Premises; provided, that, in any event, Tenant has delivered to Landlord a detailed accounting of such costs and obtained Landlord's prior written approval to all such costs prior to the same being incurred (the "TENANT'S CABLING WORK"). If there is an Allowance Balance Amount remaining, Landlord will pay Tenant the Cabling Amount (up to an amount not to exceed the Allowance Balance Amount) within thirty (30) days after Landlord receives from Tenant (i) paid receipts from third parties for Tenant's Cabling Work evidencing that Tenant has actually spent the amount claimed, (ii) Landlord verifies the accuracy of such paid invoices, (iii) a statement or request for payment from Tenant outlining in detail the Tenant's Cabling Work, and (iv) provided Landlord receives such paid invoices and request in one installment not sooner than the nineteenth (90th) day following the Commencement Date or later than the one hundred and fiftieth (150th) day following the Commencement Date. In the event the cost of the Tenant's Cabling Work exceeds the Allowance Balance Amount, Tenant hereby acknowledges and agrees that Tenant is and shall remain solely responsible for 100% of all excess costs and expenses.

                  Provided Tenant is not in default under this Lease and, in the event the Allowance (as referenced in Article 5 of this Lease above) is not fully utilized in connection with Landlord's Work and Tenant's Cabling Work (as both are discussed in more detail above) then, in such event (but only in such event), Landlord shall then pay Tenant up to an amount (the "MOVING AMOUNT"), if any, not to exceed the difference between the Allowance cap amount (as stated in Article 5 above) and the amount of such Allowance cap not utilized or paid (or to be paid) by Landlord towards Landlord's Work and Tenant's Cabling Work (as both are discussed in more detail above) (the "REVISED ALLOWANCE BALANCE AMOUNT"), if any, towards actual reasonable costs incurred by Tenant in connection with Tenant's physical relocation from its existing space to the Demised Premises (but not including payments for reprinting cards or stationery); provided, that, in any event, Tenant has delivered to Landlord a detailed accounting of such costs and obtained Landlord's prior written approval to all such costs prior to the same being incurred (the "TENANT'S MOVE"). If there is a Revised Allowance Balance Amount remaining, Landlord will pay Tenant the Moving Amount (up to an amount not to exceed the Revised Allowance Balance Amount) within thirty (30) days after Landlord receives from Tenant (i) paid receipts from third parties for Tenant's Move evidencing that Tenant has actually spent the amount claimed, (ii) Landlord verifies the accuracy of such paid invoices, (iii) a statement or request for payment from Tenant outlining in detail the Tenant's Move, and (iv) provided Landlord receives such paid invoices and request in one installment not sooner than the nineteenth (90th) day following the Commencement Date or later than the one hundred and fiftieth (150th) day following the Commencement Date. In the event the cost of the Tenant's Move exceeds the Revised Allowance Balance Amount, Tenant hereby acknowledges and agrees that Tenant is and shall remain solely responsible for 100% of all excess costs and expenses.

         36. GUARANTY. Tenant shall cause the Guarantors listed in the form of Guaranty attached as EXHIBIT D hereto to execute and deliver to Landlord such Guaranty simultaneously with the execution of this Lease.

         37. EFFECTIVE DATE. The parties hereby acknowledge and agree that this Lease shall be effective only upon the signing and the unconditional delivery to the other by both Landlord and Tenant.

         38. RADON. RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

         39. RIGHT OF FIRST OFFER. Provided Tenant has never been in default under this Lease, during the Primary Term only of this Lease (and expressly excluding the "Renewal Term", as defined below), Landlord hereby grants to the originally named Tenant herein a right of first offer (the "RIGHT OF FIRST OFFER") with respect to the space adjacent to the Premises and located on the first floor (1st) floor of the Building upon the terms and conditions set forth below. Notwithstanding the foregoing, such Right of First Offer shall commence only following the expiration or earlier termination of those currently existing leases (including renewals) of all, or any part, of the First Offer Space. Tenant's Right of First Offer shall be on the terms and conditions set forth as follows:

                  A. PROCEDURE FOR OFFER. Landlord shall notify Tenant (the "FIRST OFFER NOTICE") from time to time when the First Offer Space, or any portion thereof, "becomes available for lease" (as defined below) to third parties. Pursuant to such First Offer Notice, Landlord shall offer to lease to Tenant the then available First Offer Space, shall describe the space so offered to Tenant and shall set forth the "First Offer Rent," as that term is defined below, and the other material economic terms upon which Landlord, in its sole discretion, is willing to lease such space to Tenant. The term "becomes available for lease" shall be deemed to mean any portion of that period of time which is eighteen (18) months or sooner from the date upon which the applicable portion of the First Offer Space which is the subject of such First Offer Notice is then scheduled, or then anticipated by Landlord, to become vacant and free of all tenancies (regardless of whether such applicable First Offer Space actually becomes vacant and free of all tenancies within such eighteen (18) month time frame).

                  B. PROCEDURE FOR ACCEPTANCE. If Tenant wishes to exercise Tenant's Right of First Offer with respect to the space described in the First Offer Notice (the "ACCEPTED SPACE"), then, within five (5) days of delivery of the First Offer Notice to Tenant, time being of the essence, Landlord must receive written notice ("TENANT'S ACCEPTANCE NOTICE") from Tenant stating Tenant's intention to exercise its Right of First Offer with respect to the entire space described in the First Offer Notice on the terms contained in the First Offer Notice and this Article. If Landlord does not so properly receive Tenant's Acceptance Notice within such five (5) day period, time being of the essence, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires and Tenant shall no longer have any rights in or to such space and Tenant's Right of First Offer shall thereafter be forever inapplicable to such space. Notwithstanding anything to the contrary contained herein, Tenant expressly acknowledges that Tenant must elect to exercise its Right of First Offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time as set forth in the applicable First Offer Notice, and Tenant may not elect to lease only a portion thereof.

                  C. FIRST OFFER RENT. The Rent payable by Tenant for the Accepted Space (the "FIRST OFFER RENT") shall be equal to the greater of (i) the same per rentable square foot rate at which "Rent" is payable by Tenant under this Lease as of the "First Offer Commencement Date" (as that term is defined below), which per rentable square foot Rent rate shall also include all applicable escalations made or to be made during the Term (but expressly excluding all abatements, allowances and concessions), or (ii) the face or stated rent (and all other tenant payments) being quoted by Landlord per rentable square foot (excluding all abatements, allowances and concessions) for the lease of comparable space in the Building to be occupied as of the time of the First Offer Commencement Date, including the initial year and all applicable escalations being quoted by Landlord in connection therewith. Tenant expressly acknowledges that the "First Offer Rent" payable with respect to the Accepted Space includes Base Rent, as well as also including all payments and pass-throughs for Additional Rent for all other items payable by Tenant under this Lease (including, without limitation, the Tax Amount, Tenant's cost for electricity (at Landlord's discretion, either by submetering and/or by an additional ERIF charge), the Expense Escalation and the Operating Expense Amount, as such items are applicable to, and will be applied on a per rentable square foot basis to, the Accepted Space), plus all other sums or amounts as may be set forth in the applicable First Offer Notice.

                  D. CONSTRUCTION IN ACCEPTED SPACE. Tenant shall lease the Accepted Space in its "AS IS" condition, without any construction or improvement allowance whatsoever (as well as without any other abatements or concessions), and the construction of improvements in the Accepted Space shall comply with the terms of this Lease.

                  E. FORMAL DOCUMENTATION/COMMENCEMENT DATE. If Tenant timely exercises Tenant's right to lease the First Offer Space as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute a formal document, acceptable in all respects to Landlord, for the Accepted Space upon the terms and conditions as set forth in the First Offer Notice and this Article. Tenant shall commence payment of the First Offer Rent for the Accepted Space, and the term of the Accepted Space shall commence upon the date of delivery of the Accepted Space to Tenant (the "FIRST OFFER COMMENCEMENT DATE") and shall terminate on the date set forth in the First Offer Notice. Except as otherwise stated herein, all other terms and conditions contained in this Lease shall be equally applicable to the Accepted Space.

                  F. TERMINATION OF RIGHT OF FIRST OFFER. The rights contained in this Article are personal to the originally named Tenant herein, and may only be exercised by Tenant (and not any assignee, sublessee or other transferee of Tenant's interest in this Lease) if Tenant then occupies the entire Premises. The Right of First Offer granted herein shall terminate as to that particular portion of the First Offer Space upon the failure by Tenant to timely or properly exercise its Right of First Offer with respect to such portion of the First Offer Space as offered by Landlord. Tenant shall not have the right to lease any First Offer Space, as provided in this Article, if, as of the date of the attempted exercise of any Right of First Offer by Tenant, or as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under this Lease or Tenant has previously been in default under this Lease. Further, notwithstanding anything contained above, Tenant acknowledges and agrees that Tenant shall have no rights whatsoever pursuant to this Article and that Tenant's Right of First Offer shall not be effective at any time where less than three (3) years remain in the initial term of this Lease.

         40. RENEWAL OPTION.

                  A. Provided Tenant is not in default under the Lease beyond any applicable cure period, Tenant will have the option (the "RENEWAL OPTION") of extending the term of the Lease for one (1) additional term of five (5) years (the "RENEWAL TERM") by notifying (the "RENEWAL NOTICE") Landlord in writing of its intention to exercise the Renewal Option no later than nine (9) months prior to the expiration of the original term of the Lease (the "PRIMARY TERM"). The terms and conditions of the Renewal Term will be as follows:

                           (i) The Renewal Term will commence (the "RENEWAL TERM COMMENCEMENT DATE") immediately upon the expiration of the Primary Term and shall expire at midnight on the last day of the sixtieth (60th) calendar month thereafter.

                           (ii)     The annual Base Rent for the first twelve
                                    (12) months of the Renewal Term will be an amount equal to the "Market Rate" (as defined in paragraph B below) for the Premises for such twelve (12) month period, and will increase on the first anniversary of the Renewal Term Commencement Date, and on each and every anniversary of such date, to reflect the increased Market Rate (as defined in paragraph B below) for such period.

                           (iii) Except as modified by this Section, all provisions of, and payments under, the Lease will be equally applicable during the Renewal Term, except that (a) there will be no further Renewal Option and (b) Tenant will not be entitled to any further abatement, allowance or other concession whatsoever (including, without limitation, the abatements, allowances and/or concessions set forth in ARTICLE 5 and/or EXHIBIT "B" of the Lease).

                  B. "MARKET RATE", for the purposes of this Article, shall mean the amount of annual Base Rent a tenant in an arms length transaction would pay for comparable space in the Building (excluding allowances, abatements and all other concessions) for each twelve (12) month period occurring during the Renewal Term, or if no figures are available, then for comparable space in a similar competitive area. Notwithstanding the above, however, in no event shall the "Market Rate" for the first twelve (12) months of the Renewal Term (or for any subsequent twelve (12) month period) ever be less than the annual Base Rent payable under this Lease for the last twelve (12) months of the Primary Term, and the above limitation shall be applicable whether or not Market Rate is determined with or without resorting to the arbitration procedure discussed in more detail below. In the event that Landlord and Tenant, acting reasonably and in good faith, cannot mutually agree as to the "Market Rate", for each twelve
(12) month period occurring during the Renewal Term within sixty (60) days of Landlord's receipt of the Renewal Notice, then, and in that event, the parties agree to submit the matter to arbitration. Such arbitration shall be conducted as follows: Within ten (10) days of delivery of written notice from either party to the other of its intention to arbitrate this matter, each party shall select a licensed real estate appraiser, duly qualified, licensed within the State of Florida for a minimum of five (5) years, having at least five (5) years experience with respect to office leasing in the vicinity of the Building, and recognized as ethical and reputable within his or her field. Such arbitrators shall meet and attempt to reach a mutual agreement as to said Market Rate for each twelve (12) month period occurring during the Renewal Term (based upon the standards set forth in this subparagraph B above) within thirty (30) days of their appointment. If the arbitrators are unable to reach an agreement for any twelve (12) month period, they shall select a third person who shall also be licensed in a similar manner, whereupon the determination of Market Rate for such period shall be resolved by using the mean of the two closest rental rate determinations for such period. In arriving at their individual determinations of "Market Rate", each arbitrator must consider the standards set forth above. The decisions of the arbitrators shall be binding, the expense of the arbitrator selected by each party shall be borne by the party selecting same. The cost of the third arbitrator, if needed, shall be split equally between the two parties.

         41. MONUMENT SIGN RIGHT. Tenant shall have the right, at its sole cost and expense, to erect and maintain at a location mutually agreed upon by Landlord and Tenant, a non-illuminated monument type sign (not to exceed three feet in height and or width) identifying Tenant by name, provided that the foregoing conditions are satisfied: (a) Tenant, at Tenant's sole cost and expense, has obtained and shall maintain in full force and effect any and all licenses, permits and approvals required under applicable law or insurance requirement with respect to the installation and maintenance of such sign, (b) Landlord shall have approved, prior to the installation or modification of such sign, detailed plans and specifications for the same which plans and specifications shall indicate, among other things, the size, weight, location of installation, design, type of materials, method of installation, and such other information that Landlord may reasonable request, (c) Tenant, at Tenant's sole cost and expense, shall maintain such sign once installed in first class order, good repair and appearance in a manner consistent with a first class commercial office park, and (d) Tenant shall cause such sign to be removed and any damage to the Land and/or Building repaired and restored upon the expiration or sooner termination of this Lease. In addition to any other remedies available to Landlord hereunder, at law or in equity, if Tenant shall fail to comply with the foregoing provisions after notice and a reasonable opportunity to cure (such cure period not to exceed 5 days) - provided no such notice or cure period shall be necessary in the event of an emergency - Landlord may, at Tenant's sole cost and expense, remove and dispose of such sign or cause the same to be covered.

         42. COMPUTER ROOM EQUIPMENT. Landlord shall not remove, modify or disturb the equipment, raised flooring, cabling and switches (collectively, "EXISTING COMPUTER ROOM EQUIPMENT") presently located in the portion of the Premises located on the first floor of the Building (a/k/a the Computer Room) and shall permit Tenant, at its sole risk, to utilize the same, subject to the terms and conditions of this Lease. Landlord makes no representation or warranty as to: (1) the condition, fitness, state of repair, compliance with law, design or suitability for any purpose of the Existing Computer Room Equipment; (2) title or ownership of the Existing Computer Room Equipment; and (3) any other matter or thing relating to the Existing Computer Room Equipment. Tenant acknowledges that it shall assume all risk and liability resulting from its use of the Existing Computer Room Equipment and shall indemnify, defend and hold harmless Landlord from any loss, claim, cost, liability or damage resulting from the same (including claims of 3rd parties asserting title to all or any portion of the Existing Computer Room Equipment). Landlord represents and warrants that it has not received written notice from any party claiming to have a right in or title to all or any portion of the Computer Room Equipment nor does Landlord have actual knowledge of any such claim.

         IN WITNESS of the foregoing, Landlord and Tenant have signed this Lease as of the date first written above.

 WITNESS:                            LANDLORD:
                                     FOA TAMPA LLC

------------------------------       By:  Florida Office Associates, LLC, a
                                          Delaware limited liability company,
                                          its sole member

------------------------------            By:  Florida Office Associates
                                               Managing Member, LLC, a Colorado
                                               limited liability company, its
                                               manager

                                               By:  Alliance Commercial Holdings
                                                    II, LLC, a Colorado limited
                                                    liability company, its sole
                                                    member

                                                    By:  Alliance Commercial
                                                         Partners, LLC, a
                                                         Colorado limited
                                                         liability company, its
                                                         manager

                                                         By:
                                                            -------------------
                                                         Name:
                                                            -------------------
                                                         Title:
                                                            -------------------

                                     TENANT:

                                     COMPREHENSIVE BEHAVIORAL CARE, INC.

                                     By:
------------------------                -----------------------------------
                                     Name:
                                        -----------------------------------
                                     Title:
                                        -----------------------------------
------------------------

                                    EXHIBIT A

                                PLAN OF PREMISES

                             BUILDING 219, SUITE 200
                                   16,026 RSF











                             BUILDING 219, SUITE 100
                (A PORTION OF THE 1ST FLOOR CONSISTING OF 626 RSF)

                                   EXHIBIT A-1

                             LAND LEGAL DESCRIPTION

                               MARINER SQUARE PARK

                           200 South Hoover Boulevard

                              Tampa, Florida 33609

East end of southeastern most building of a parcel in Section 20, Township 29 South, Range 18 East, Hillsborough County, Florida.

Lot 17 and Lot 18 of Hesperides Subdivision as recorded in Plat Book 2, Page 84, Public Records of Hillsborough County, Florida, less the capital east, 1,451 feet of said capital Lot 18.




                                     A-1-1

                                   EXHIBIT A-2

                                 APPROVED PLANS

Landlord shall perform the following work in the Premises in accordance with specifications acceptable in all respects to Landlord, in Landlord's sole discretion:

                            TO BE ATTACHED BY TENANT

         1.
         2.

                                    EXHIBIT B

                                BASIC LEASE TERMS

Tenant:                               Comprehensive Behavior Care, Inc.

Location of Premises:                 A portion of the second (2nd) floor
                                      located within the Building, as shown in the plan attached as EXHIBIT "A" containing approximately 16,026 rentable square feet (and referred to as Suite
                                      200), plus a portion of the first (1st)
                                      floor located within the Building, as
                                      shown on the plan attached as EXHIBIT "A" containing approximately 626 rentable square feet.

Term:                                 Five (5) years and Two (2) months
                                      commencing upon the Commencement Date

Commencement Date:                    The date determined pursuant to Section 5
                                      of this Lease

Termination                           Date: Five (5) years and Two (2) months
                                      following the Commencement Date (as
                                      extended for any partial month so that the Termination Date shall fall on the last day of the month, as discussed in Section
                                      2 above).

Tax Base:                             Calendar year 2001.

Operating Expense Base:               Calendar year 2001.

Base Rent Payment Per Annum:          Months one (1) through twelve (12)
                                      following the Commencement Date:
                                      $21,508.83 per month ($15.50 per rentable square foot per annum)

                                      Months thirteen (13) through twenty-four
                                      (24) following the Commencement Date:
                                      $22,161.04 per month ($15.97 per rentable square foot per annum)

                                      Months twenty-five (25) through thirty-six
                                      (36) following the Commencement Date:
                                      $22,813.24 per month ($16.44 per rentable square foot per annum)

                                      Months thirty-seven (37) through
                                      forty-eight (48) following the
                                      Commencement Date: $23,507.07 per month
                                      ($16.94 per rentable square foot per
                                      annum)

                                      Months forty-nine (49) through sixty (60) following the Commencement Date:
                                      $24,214.78 per month ($17.45 per rentable square foot per annum)

                                      Months sixty-one (61) through the original
                                      Termination Date: $24,936.37 per month
                                      ($17.97 per rentable square foot rate per annum)

Base Rent Abatement:                  Subject to extension as provided in
                                      SECTION 5, Tenant is not then in default hereunder, Tenant's Base Rent for the first two (2) full months (i.e., 60 days) following the Commencement Date shall be abated by an amount equal to $21,508.03 per month (with the full amount received by or credited to Tenant being referred to, collectively, as the "ABATEMENT
                                      AMOUNT"). In the event Landlord terminates this Lease due to a Tenant default hereunder prior to the scheduled
                                      Termination Date, as referenced above,
                                      then, in any such event and in addition to any other right and/or remedy to which Landlord is entitled at law, in equity and/or under this Lease, Tenant shall be responsible for and shall immediately repay Landlord the Abatement Amount in full upon the date of such early termination. The terms of this paragraph shall survive the termination of this Lease.

Rentable Area of the
Premises:                             Approximately 16,652 rentable square feet

Tenant's Proportionate Share:         23.03%

Type of Office Use:                   Corporate offices for the processing and
                                      administration of medical insurance claims and behavioral care claims.

Broker:                               Cushman & Wakefield of Florida, Inc./Equis
                                      Corporation

Security Deposit:                     $64,526.50 delivered and held in
                                      accordance with Section 27 of this Lease

Prepaid Base Rent:                    $64,526.50 (plus all applicable sales or
                                      use tax).

Land: The property described on EXHIBIT A-1, as same may be increased or decreased by Landlord from time to time.

Tenant's Address for Notices:         200 South Hoover Boulevard
                                      Building 219
                                      Suite 200
                                      Tampa, Florida 33609
                                      Attn: President or Managing Partner

Landlord's Address for  Notices:      c/o Alliance Commercial Partners, L.L.C.
                                      165 South Union Boulevard, Suite 510
                                      Lakewood, Colorado 80228
                                      Attn:  General Counsel

Additional AC Amount:                 Landlord's then standard Building rate;
                                      such rate is, of the date of the this
                                      Lease, $25.00 for each floor (or portion of floor) thereof within the Second Floor
                                      Premises, multiplied by the number of
                                      hours (or portion thereof) in which air
                                      conditioning is provided to the Second
                                      Floor Premises outside of Normal Business
                                      Hours. Such minimum rate may be adjusted upward by Landlord from time to time to account for increases in rates of the applicable utility company providing service to the Building, as determined by Landlord. Tenant shall pay, as Additional
                                      Rent, for all electricity used to operate the AC System serving the portion of the premises located on the first floor via a sub-meter measuring the electricity used by such AC system and, at Landlord's option, either paid directly by Tenant to the utility company, or paid by Tenant as Additional Rent within 15 days of Landlord's submission of a bill for such amounts (at the rate charged to Landlord by the utility company) plus a reasonable administrative charge.

Number of Parking Spaces:             Sixty Six (66); to be increased at a ratio
                                      of 4 space per thousand square feet in the event Tenant expands.

                                   EXHIBIT B-1

                                USE AND OPERATION

                  1.01 Subject to, in accordance with, and to the extent permitted by, all rules, regulations, laws, ordinances, statutes and requirements of all governmental authorities, the Fire Insurance Rating Organization, Board of Fire Insurance Underwriters and/or other similar bodies having jurisdiction thereof, and the Certificate of Occupancy for the Building (if any), Tenant covenants and agrees that it shall use the Demised Premises solely as and for general office uses in connection with that certain type of office identified on EXHIBIT "B" attached to this Lease. The Demised Premises shall be used for no other purpose, Tenant hereby acknowledging that Landlord has made no representation or warranty as to whether such use(s) are permitted, or whether the Demised Premises may be lawfully occupied and used for the uses described in this sentence, or whether the Demised Premises are suitable for such use(s).

                  1.02 Tenant covenants that Tenant will not use or suffer or permit any person to use the Demised Premises for any unlawful purpose. Tenant covenants that Tenant will obtain and maintain, at Tenant's sole cost and expense, all licenses and permits from any and all governmental authorities having jurisdiction of the Demised Premises which may be necessary for the conduct of Tenant's business thereon including, without limitation, the maintenance of a Certificate of Occupancy, Landlord acknowledges that Landlord's Work shall include an obligation to initially obtain the Certificate of Occupancy. Tenant's use of the Demised Premises shall be subject to, and conditioned upon, procuring, maintaining and complying with such licenses and permits, but Tenant's failure to procure, maintain or comply with such licenses or permits shall not relieve or release Tenant from any of its obligations or liabilities under this Lease. Tenant further covenants to comply with and be solely responsible for compliance with all applicable laws, resolutions, codes, rules and regulations of any department, bureau, agency or any governmental (as well as quasi-governmental) authority having jurisdiction over the operation, occupancy, maintenance and use of the Demised Premises for the purpose set forth herein (including, without limitation, The Americans With Disabilities Act). Tenant will indemnify and save Landlord harmless from and against any and all claims, penalties, fines, judgments, loss, damage or expense imposed by reason of a violation of any applicable law or ordinance or the rules and regulations of governmental (as well as quasi-governmental) authorities having jurisdiction thereof relating to Tenant's use, operation and/or occupancy, which indemnity shall survive the termination or expiration of this Lease.

                  1.03 Tenant, recognizing that the Center is located in an area of Tampa with first-class office buildings, further covenants and agrees that Tenant shall, at Tenant's sole cost and expense:

                           (a) keep the Demised Premises clean and orderly,
remove all rubbish and other debris, in excess of debris typical of ordinary office use, from the Demised Premises to such location as may be specified by Landlord from time to time and under conditions approved by Landlord;

                           (b) keep, to the reasonable satisfaction of Landlord,
the Demised Premises free from vermin, rats, mice and insects resulting from Tenant's consumption or storage of food and beverages in the Demised Premises;

                           (c) obey and observe (and compel its officers,
employees, contractors, licensees, invitees, subtenants, concessionaires and all others doing business with it, to obey and observe), at Tenant's sole cost and expense, all rules and regulations established by Landlord from time to time for the conduct of Tenant and/or for the welfare of the Building and/or the Center, but Landlord shall, except in case of emergency, give Tenant at least five (5) days' notice of the establishment thereof;



                                     B-1-1

                  1.04     Tenant agrees that it shall not, at any time:

                           (a) utilize any unethical (as determined by the
prevailing business customs in on the greater Tampa, Florida Area) method of business operation in the Demised Premises or any portion thereof;

                           (b) place a load on any floor in the Demised Premises
exceeding the floor load per square foot that such floor was designed to carry and that is allowed by law, or install, operate or maintain therein any heavy item of equipment;

                           (c) take any action that would (i) knowingly violate
Landlord's union contracts, if any, affecting the Building and/or the Center (or fails to cease such action once advised of the violation or disruption), (ii) knowingly create any work stoppage, picketing, labor disruption, or labor dispute (or fails to cease such action once advised of the violation or disruption), (iii) interfere with the business of Landlord or any customer or other person(s) lawfully in and upon the Center or (iv) cause any impairment or reduction of the good will or reputation of the Center;

Tenant hereby agrees that the agreements, terms, covenants and conditions contained in this Section 1.04 shall, in no event or respect, be taken, deemed, interpreted, or construed to limit the generality of Section 1.03 in any respect or to define or otherwise affect the scope or breadth of the said Section 1.03.

                  1.05 Tenant acknowledges that the provisions of this EXHIBIT "B-1" are material inducements to Landlord for the execution of this Lease.



                                     B-1-2

                                    EXHIBIT C

                              RULES AND REGULATIONS

         Tenant covenants and agrees to keep and observe the following rules and regulations concerning the Premises, the Building and/or the Center. Landlord shall have the right from time to time to prescribe additional rules and regulations or amendments to existing rules and regulations which, in its judgment, may be desirable for the use, entry, operation and management of the Premises, the Building and/or the Center, each of which additional rules and regulations or amendments shall become a part of this Lease. Tenant shall comply with such additional rules and regulations or amendments, provided, however, that such rules and regulations shall not contradict or abrogate any right or privilege herein expressly granted to Tenant. Landlord shall not be liable for the enforcement or failure to enforce any of the rules and regulations by other tenants of the Center.

         A.Tenant shall not conduct itself or permit its contractors, agents, employees or invitees to conduct themselves in the Premises or in the Center in a manner inconsistent with the character of the Center as an office building of the highest class or inconsistent with the comfort or convenience granted to Tenant.

         B. Tenant shall not exhibit, sell or offer to sell on the Premises or in the Center any article or thing, without the advance written consent of Landlord.

         C. Tenant shall not sell or offer to sell or use or permit to be sold or offered for sale or use in the Premises any alcoholic or other intoxicating beverage.

         D. Tenant shall not display, inscribe, paint, print, maintain or affix on any place in or about the Center any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises, and then only such name or names and in such color, size, style, place, material and manner as shall first have been approved by Landlord in all respects.

         E. Tenant shall not use the name of the Center for any purpose other than as the business address of Tenant and shall not use any pictures or likeness of the Building and/or the Center in any circulars, notices, advertisements or correspondence without Landlord's express consent in writing having been first obtained.

         F. Tenant shall not obstruct or use for storage or for any purpose the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building or the Center.

         G. No bicycle or other vehicle and no dog or other animal or bird shall be brought or permitted to be in the Center or any part thereof.

         H. Tenant shall not make or permit any noise or odor that is objectionable to other occupants of the Center to emanate from the Premises, shall not create or maintain a nuisance therein, shall not disturb, solicit or canvas any occupant of the Center, and shall not do any act tending to injure the reputation of the Center.

         I. Tenant shall not install any piano, phonograph or other musical instrument in the Center, or any antennae, aerial wires or other equipment inside or outside the Building and/or the Center, without, in each and every instance, approval in writing by Landlord having been first obtained. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

         J. Tenant shall not place or permit to be placed any article of any kind on the window ledges or on the exterior walls, and shall not throw (or permit to be thrown or dropped) any article from any window of the Building and/or the Center.

         K. Tenant shall not undertake to regulate any thermostat and shall not waste water by tying, wedging or otherwise fastening open any faucet.

         L. Tenant shall not attach or permit to be attached any additional locks or similar devices to any door or window nor shall Tenant make or permit to be made any keys for any door to the Premises, the Building and/or the Center other than those provided by Landlord (if more than two [2] keys for one [I] lock are desired by Tenant, Landlord may provide the same upon payment by Tenant). Tenant may at its expense and under the reasonable supervision and direction of Landlord, install digital locks on the interior stairway doors, as permitted by law, to permit secured access to the Premises by employees of Tenant.

         M. If Tenant desires telegraphic, telephonic, burglar alarm or signal service, Landlord will, upon request, direct where and how connections and all wiring for such services shall be introduced and run. Tenant shall make no boring, cutting or installation of wires or tables without such directions.

         N. Tenant shall not install antennae, blinds, shades, awnings or other form of inside or outside window covering or similar devices other than as may be approved by Landlord. Any such installation shall be at Tenant's sole cost unless otherwise agreed by Landlord and Tenant.

         O. Unless Landlord gives advance written consent in each and every instance, Tenant shall not install nor operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air conditioning apparatus in or about the Premises nor carry on any mechanical business therein nor use the Premises for housing accommodations nor lodging or sleeping purposes nor use any illumination other than electric light nor use or permit to be brought into the Center any hazardous wastes, inflammable oils or fluids such as gasoline, kerosene, naphtha and benzine, nor any explosives nor other articles deemed hazardous to life, limb or property.

         P. Tenant shall not place nor allow anything to be against or near the glass or partitions or doors of the Premises which may diminish the light in, or be unsightly from, halls, corridors or atriums of the Building.

         Q. Tenant shall not install in the Premises any equipment without complying with the terms set forth elsewhere in this Lease. Tenant shall also ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building (as well as in the Center) and shall not use more than such safe capacity and as is otherwise permitted elsewhere in this Lease. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity as is otherwise permitted elsewhere in this Lease.

         R. Tenant shall not lay linoleum or other similar floor covering so that such floor covering shall come in direct contact with the floor of the Premises. Tenant shall not use cement or other similar material in the Premises, without the prior approval of the Landlord.

         S. Tenant shall participate in any reasonable window cleaning program that may be established by Landlord for all or substantially all of the Building and/or the Center, but nothing contained herein shall be deemed or construed to require Landlord to establish such a program.

         T. Tenant shall have deliveries to and from the Demised Premises done at the time, in the manner and through the entrances designated by Landlord.

         U. Tenant shall not use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any garbage or other foreign substance therein, whether through the utilization of so-called "disposal" or similar units, or otherwise.

         V. Tenant shall handle and dispose of all rubbish, garbage and waste from Tenant's operations in areas designated by Landlord from time to time, in accordance with regulations established therefor by Landlord, and not permit the accumulation or burning of any rubbish or garbage in, on, or about any part of the Demised Premises or the Center, and not permit any garbage or rubbish to be stored anywhere outside the Demised Premises.

                                    EXHIBIT D

                                    GUARANTY

         This Guaranty made this ____ day of ___, 2001, by COMPREHENSIVE CARE CORPORATION, a Delaware corporation ("GUARANTOR"), having an address at _________________________________, to and for the benefit of FOA TAMPA LLC
("LANDLORD"), having an office c/o Alliance Commercial Partners, L.L.C., 165 South Union Boulevard, Suite 510, Lakewood, Colorado 80228.

                              W I T N E S S E T H:

         WHEREAS, Landlord is the owner of the land and the improvements thereon (the "BUILDING") known as Building 219, located at 200 South Hoover Boulevard in "Mariner Square" in Tampa, Florida; and

         WHEREAS, pursuant to that certain Lease (the "LEASE") to be dated of even date herewith between Landlord, as owner, and Comprehensive Behavioral Care, Inc. ("TENANT"), as tenant, Landlord intends to demise to Tenant the premises (the "PREMISES") at the Building as more specifically described in the Lease; and

         WHEREAS, Guarantor desires to give this Guaranty to Landlord in order to induce Landlord to enter into the Lease with Tenant.

         NOW, THEREFORE, for good and valuable consideration and as an inducement to Landlord to enter into the Lease with Tenant:

         1. Guarantor (and each party comprising Guarantor, jointly and severally) hereby unconditionally and absolutely guarantees to Landlord the full and prompt payment when due of the Rent (however characterized) and all other sums and charges payable by Tenant under the Lease, and further hereby unconditionally and absolutely guarantees the full and timely performance and observance of all covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant, and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant, its successors and assigns, under the Lease, or if Tenant, its successors and assigns should default in the performance and observance of any of the covenants, terms, conditions or agreements contained in the Lease (such terms, covenants, conditions and agreements being hereinafter referred to as the "GUARANTEED OBLIGATIONS"), Guarantor will forthwith upon demand therefore pay such rent and other sums and charges, and any arrears thereof, to Landlord and will forthwith pay to Landlord all damages, costs and expenses that may arise in consequence of any default by Tenant, its successors and assigns, under the Lease, including, without limitation, all attorneys' fees and disbursements incurred by Landlord or caused by any such default and/or the enforcement of this Guaranty; successive recoveries may be had hereunder.

         2. This Guaranty is an absolute and unconditional guaranty of payment and of performance. It shall be enforceable against Guarantor without the necessity of any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, its successors and assigns, and without the necessity of nonpayment, nonperformance or nonobservance or any notice of acceptance of this Guaranty and without need for demand for payment under this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or against Tenant's successors and assigns, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or allowed at law or in equity or by relief of Tenant from any of Tenant's obligations under the Lease or otherwise by (a) the release or discharge of Tenant in any creditors' proceedings, receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the Lease, resulting from the operation of any present or future provisions of the bankruptcy laws or from the decision in any court, or (c) the rejection or disaffirmance of the Lease in any such proceedings.

         3. This Guaranty shall be a continuing guaranty and the liability of Guarantor shall in no way be affected, modified or diminished by reason of any assignment, amendment, renewal, supplement, modification or extension of the Lease or by reason of any subletting of the Premises or any part thereof of by reason of modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease, or by reason of any extension of time that may be granted by Landlord to Tenant, its successors or assigns, or by a substitution or relocation of any or all of the Premises with other space, or by a changed or different use of the Premises, whether or not consented to by Landlord, or by reason of any dealings or transactions or matters or things occurring between Landlord and Tenant, its successors or assigns, whether or not notice thereof is given to Guarantor.

         4. Landlord's consent to any subletting of all or any portion of the Premises by any party or to any assignment or assignments, and successive assignments by Tenant or Tenant's assigns of the Lease, made either with or without notice to Guarantor, shall in no manner whatsoever release Guarantor from any liability hereunder.

         5. All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein or herein mentioned, whether exercised by Landlord or not, is intended to be an exclusion of or a waiver of any of the others. The obligation of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of covenants and conditions required to be performed or observed by Tenant under the Lease nor shall Guarantor be released by the maintenance of or execution upon any lien which Landlord may have or assert against Tenant and/or Tenant's assets.

         6. Guarantor hereby submits itself to the jurisdiction of the courts of Florida in any action or proceeding against Guarantor arising out of this Guaranty and in furtherance thereof.

         7. Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that Guarantor may be joined in any action against Tenant in connection with the Lease and that recovery may be had against Guarantor in such action or in any independent action against Guarantor without Landlord, its successors or assigns, first pursuing or exhausting any remedy or claim against Tenant, its successors or assigns. Guarantor also agrees that, in any jurisdiction, it will be conclusively bound by the judgment in any such action by Landlord against Tenant (wherever brought) as if Guarantor were a party to such action even though Guarantor is not joined as a party in such action.

         8. Guarantor hereby waives all right to trial by jury in any action or proceedings hereinafter instituted by Landlord to which Guarantor may be a party.

         9. In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint tenant therein with joint and several liability.

         10. Any notice, demand or request by Landlord shall be in writing, and shall be deemed to have been duly given or made if mailed by certified mail or registered mail, return receipt requested, addressed to Guarantor's address herein above set forth.

         11. This Guaranty shall be construed in accordance with and governed by the laws of the State of Florida.

         12. This instrument shall inure to the benefit of Landlord and Landlord's successors and assigns, and shall be binding upon and enforceable against Guarantor and Guarantor's successors and assigns.

         IN WITNESS WHEREOF, Guarantor has executed this instrument the day and year first above written.

WITNESS:                           GUARANTOR:
                                   COMPREHENSIVE CARE CORPORATION, a
------------------------           Delaware corporation

                                   By:
                                       ----------------------------------
                                   Name:
                                       ----------------------------------
------------------------           Title:
                                       ----------------------------------
                                   Federal I.D. Number:
                                                        -----------------

                                  SCHEDULE "1"

                      CERTIFICATION AS TO COMMENCEMENT DATE

         THIS CERTIFICATION AS THE COMMENCEMENT DATE is dated this - day of ____, 2001, by and between FOA TAMPA LLC ("LANDLORD") and COMPREHENSIVE BEHAVIORAL CARE, INC. ("TENANT").

                                BACKGROUND FACTS

         A. Landlord and Tenant entered into that certain Lease (the
"LEASE") dated     ___, 2001 whereby the Tenant leased,
Suite 200 (along with a portion of the first floor) (the "PREMISES") in the building identified as Building 219 (the "BUILDING") located at 200 South Hoover Boulevard in Tampa, Florida, which Building is located in a center (the "CENTER") now known as "Mariner Square" (which name may be changed at any time, or from time to time, by Landlord); and

         B. Pursuant to the Lease, Landlord is hereby requesting Tenant to stipulate as to the "Commencement Date" under the Lease and as to the scheduled "Termination Date" of the Lease.

                              TERMS AND CONDITIONS

         NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant hereby agree as follows:

         1.       The Commencement Date under the Lease is ___________, 20___.

         2.       The Lease is scheduled to expire on ________________, _____.

         3. Tenant hereby acknowledges that (i) Tenant is in possession of and has accepted the Premises, (ii) all of work to be performed by Landlord as required by the terms of the Lease, if any, has been properly completed, (iii) Tenant has no claim or action under the Lease or against the Landlord whatsoever and (iv) Tenant hereby confirms that there is no default or breach under the Lease on the part of Landlord.


                                   Schedule 1

 WITNESS:                                            LANDLORD:
                                  FOA TAMPA LLC

---------------------------        By:  Florida Office Associates, LLC, a
                                        Delaware limited liability company, its
                                        sole member

---------------------------             By:  Florida Office Associates Managing
                                             Member, LLC, a Colorado limited
                                             liability company, its manager

                                             By:  Alliance Commercial Holdings
                                                  II, LLC, a Colorado limited
                                                  liability company, its sole
                                                  member

                                                       By:  Alliance Commercial
                                                            Partners, LLC, a
                                                            Colorado limited
                                                            liability company,
                                                            its manager

                                                            By:
                                                              -----------------
                                                            Name:
                                                              -----------------
                                                            Title:
                                                              -----------------

                                  TENANT:

                                  COMPREHENSIVE BEHAVIORAL CARE, INC.

                                  By:
------------------------              -----------------------------
                                  Name:
                                      -----------------------------
                                  Title:
------------------------              -----------------------------



                                   Schedule 1